                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07943

                           Nuveen Multistate Trust III
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: May 31
                                               ------

                      Date of reporting period: May 31, 2004
                                                ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

[LOGO] Nuveen Investments

--
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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio ... is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."


                            Annual Report  Page 1

  Portfolio Managers' Comments

  Portfolio managers Scott Romans, Dan Solender and Cathryn Steeves examine economic and market conditions, key investment strategies, and the performance of the Nuveen Georgia, Louisiana, North Carolina, and Tennessee Municipal Bond Funds. Scott, who has 4 years of investment experience, assumed primary management responsibility for the Louisiana Fund in 2003. Dan, with 17 years of investment experience, began managing the Georgia and Tennessee Funds in 2003. Cathryn has 8 years of investment experience and began managing the North Carolina Fund in February of 2004.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month reporting period ended May 31, 2004?

While interest rates fluctuated over the 12-month period in response to changing investor perceptions about future economic growth, bond yields generally remained at comparatively low historical levels. When this reporting period began, most measures showed that the U.S. economic growth rate was still relatively sluggish. A growing amount of data, however, suggested that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2 percent, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1 percent in the fourth quarter of 2003 and an annualized 3.9 percent in the first three months of 2004.

Continued low interest rates were a major reason for the strong pace of economic growth. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003, the Federal Reserve Board cut short-term rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive in the immediate aftermath of this rate cut, with long-term yields generally falling and prices rising accordingly (bond yields and prices move in opposite directions). In particular, as investors became more confident in the sustainability of the economic recovery, many looked to higher-yielding bonds because of the income they provided against a backdrop of historically low interest rates.

In July and August 2003, amid growing evidence of economic recovery, fears of inflation and rising interest rates led to a period of rapidly rising bond yields. However, this spike in yields turned out to be short lived, as surprisingly weak employment data suggested the economy was still vulnerable and a significant increase in the rate of inflation failed to materialize. In September 2003, bond yields started a generally steady decline that lasted until March 2004. In the last months of this reporting period, as unmistakable signs of rising prices surfaced, investors became convinced that a near-term hike in short-term rates was coming from the Fed and sent long-term bond yields to their highest levels of the 12-month period.

For the first several months of this reporting period, new municipal bond supply was substantial, as issuers took advantage of historically low rates to refinance debt. Beginning in the summer of 2003, however, less attractive yields led to a decline in municipal issuance. This decline persisted into the first five months of 2004, during which the supply of new bonds was $148 billion nationwide, a 6 percent decline compared to the same time period in 2003. Of the four states profiled in this report, Georgia, Louisiana and North Carolina, experienced declines in issuance during the first five months of 2004 when compared with January through May 2003. Tennessee, by contrast, saw a 20 percent increase in bond issuance over this period.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns on NAV
as of 5/31/04
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Georgia Municipal Bond Fund      -0.17%  4.65%   5.84%
         Lipper Georgia Municipal Debt Funds
           Category Average/1/                   -0.96%  4.37%   5.46%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

         Nuveen Louisiana Municipal Bond Fund    -1.25%  4.45%   5.89%
         Lipper Louisiana Municipal Debt Funds
           Category Average/1/                   -0.50%  4.33%   5.37%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

         Nuveen North Carolina Municipal Bond
           Fund                                  -0.31%  4.80%   5.49%
         Lipper North Carolina Municipal Debt
           Funds Category Average/1/             -0.86%  4.30%   5.28%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

         Nuveen Tennessee Municipal Bond Fund    -0.33%  4.76%   5.56%
         Lipper Tennessee Municipal Debt Funds
           Category Average/1/                   -0.72%  4.40%   5.46%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.


How did the Funds perform during the 12 months ended May 31, 2004?

The accompanying chart provides performance information for the four Nuveen Investments Funds discussed in this report (Class A shares at net asset value) for the 12 months ended May 31, 2004 as well as for other historical periods. Each
Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its state-specific Lipper peer fund category average. The reasons for each Fund's variance from the national Lehman Brothers Index and corresponding state-specific Lipper fund category are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2004, the Nuveen Georgia, Louisiana, North Carolina and Tennessee Municipal Bond Funds had negative UNII.

What strategies were used to manage these Funds during the 12 months ended May 31, 2004, and how did these strategies influence performance during the period?

Each Fund's recent performance varied based upon a variety of unique circumstances. We outline these circumstances below, as well as provide more information about our management tactics in response to these circumstances.


--------------------------------------------------------------------------------

1For each state, the Lipper peer group returns shown represent the average annualized total return for all reporting funds for the periods ended May 31, 2004. The Lipper peer categories contained 29, 26 and 18 funds in the Lipper Georgia Municipal Debt Funds Category, 13, 12 and 8 funds in the Lipper Louisiana Municipal Debt Funds Category, 25, 24 and 17 funds in the Lipper North Carolina Municipal Debt Funds Category and 14, 13 and 8 funds in the Lipper Tennessee Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3

Georgia

Georgia was in solid financial shape throughout the period, retaining the highest credit ratings of Aaa and AAA from Moody's and Standard & Poor's, respectively. Led by the service sector, Georgia was generating positive net employment, and in May 2004, the state's jobless rate stood at 3.9 percent, far below the national average of 5.6 percent. The state's robust housing market also helped support the state's economy. At the end of the 2003 fiscal year, Georgia's financial-reserve balance stood at just $185 million, or 1.4 percent of general fund revenues. While Governor Perdue's budget for the 2004 fiscal year is based on an aggressive revenue growth goal of 8.7 percent, the state's revenue collections have underperformed so far, leading to a gubernatorial request for a 5 percent across-the-board spending reduction for the 2005 budget.

The total return of the Nuveen Georgia Municipal Bond Fund outperformed the return of the Lipper Georgia Municipal Debt Funds category average and underperformed the national Lehman Brothers Municipal Bond Index for the one year period ended May 31, 2004. One of the positive factors influencing the Fund's performance over this period was its relatively large position in lower-rated bonds, which generally performed very well throughout the reporting period in a market environment in which investors became increasingly comfortable assuming risk. As of May 31, 2004, 12 percent of the portfolio was invested in bonds rated BBB or lower or non-rated. Although we were generally comfortable with the lower-rated holdings in the Fund, we did take advantage of selected opportunities to reduce credit risk and trim certain positions that had performed well and grown to occupy a larger percentage of the portfolio than we believed desirable. With the proceeds, we looked to increase the Fund's credit quality by taking advantage of the large number of high-quality issues available in Georgia. For example, when appropriate we added to our holdings in the healthcare sector, purchasing several hospital bonds as well as some insured issues in the water and sewer sector.

When available, we also looked to bonds with maturities ranging from 15 to 20 years, the portion of the yield curve where we believed the most attractive total-return prospects could be found. We also looked to reduce our exposure to bonds with 30-year maturities, which are especially vulnerable to rising interest rates.

Louisiana

By the end of the period, Louisiana's economy was stronger than the national average but had not yet recovered fully from its recent downturn. The state's education, healthcare, and government sectors were sources of job growth, while the important leisure and hospitality industries continued their expansion. Manufacturing remained flat, however, and Louisiana's continued loss of population weakened demand for housing, goods and services. In May 2004, the state's unemployment rate was 6.1 percent, slightly above the national average of 5.6 percent. However, Louisiana has benefited from a well-managed financial position. Revenues for the 2004 fiscal year are more than $60 million ahead of projections, and the state's "rainy day" fund is expected to exceed $200 million by year-end. Louisiana's debt levels are considered moderate compared to many other states, and have declined significantly in recent years. At the end of the reporting period, Moody's maintained a credit rating of A1 on Louisiana's general obligation debt, while Standard & Poor's gave the state an A+ credit rating.

The total return of the Nuveen Louisiana Municipal Bond Fund underperformed the returns of both its peer group and the national Lehman Brothers Municipal Bond Index over the 12 months ended May 31, 2004. With 20 percent of the portfolio allocated to lower-investment grade credits, the Fund benefited to a certain extent from this market sector's outperformance during the past 12 months. At the same time, several of the Fund's lower-rated holdings received credit downgrades during the period, a factor that weighed down total return. The Fund was hurt when two bond issues backed by tobacco settlement payments were downgraded


                             Annual Report  Page 4
from A3 to Baa3 (Moody's) and A- to BBB (Standard & Poor's), reflecting increased litigation surrounding the tobacco industry.

As some of the portfolio's lower-rated holdings gained in value, we looked for appropriate opportunities to upgrade the Fund's credit quality and trim positions in bonds that we believed were occupying a larger-than-desired percentage of the Fund. With the proceeds available for investment, we generally looked to buy insured bonds trading at a premium to their par value and offering 15- to 20-year maturity dates. We believed that credits in this maturity range offered the best income levels relative to the amount of interest-rate risk offered. We also looked for opportunities to sell the Fund's longest holdings, especially those with 25-year or longer maturities, which we believed were the most vulnerable to the effects of rising interest rates.

North Carolina

North Carolina's economy emerged from recession late in 2003 and has been slowly stabilizing since. The primary drag on the state's economy has been the manufacturing sector, especially within the furniture, apparel, textile and transportation industries. Combined, these industries have lost almost 100,000 jobs since 2000, and the pace of loss has not subsided. On the positive side, North Carolina has seen growth in service jobs, with healthcare, tourism and financial services contributing solid job growth. The state also remains an important high-tech research center expected to continue to attract investment over the long term. As of May 2004, the state's unemployment rate stood at 5.3 percent, below the national average of 5.6 percent. North Carolina has benefited from effective financial management. Even though North Carolina's borrowing levels have risen, the state had some of the lowest debt ratios in the United States, at just 1.4 percent of income. At period end, North Carolina had the highest possible credit rating of AAA from Standard & Poor's but a rating from Moody's one notch below at Aa1.

For the 12 months ended May 31, 2004 the total return of the Nuveen North Carolina Municipal Bond Fund outperformed its peer group, the Lipper North Carolina Municipal Debt Funds category average, but underperformed the national Lehman Brothers Municipal Bond Index. The Fund's performance was helped by an allocation of bonds with relatively short durations, which were less vulnerable to rising interest rates as the period progressed. In addition, the Fund benefited from a significant allocation of strong-performing BBB-rated securities, representing 12 percent of the portfolio on May 31, 2004. In particular, the Fund realized strong results from some of its lower-rated industrial development bonds, such as those issued for paper manufacturer Weyerhaeuser. A third positive influence on performance was supplied by the Fund's 13 percent stake in single-family-housing bonds; this sector generally includes higher-coupon bonds that tend to outperform when the rest of the bond market is declining.

On the negative side, the Fund was hurt by its holdings of long-duration bonds, which suffered as rates rose. For example, the Fund owned zero-coupon bonds with a 2020 maturity date issued by the University of North Carolina. These bonds were highly interest-rate sensitive and had a negative impact on performance.

During the period we looked to reduce the duration of the Fund and make it less sensitive to changes in interest rates, which were widely expected to go up in the near future. Accordingly, we reduced the Fund's exposure to bonds with longer maturity dates as well as those offering lower coupon payments, both of which are likely to underperform as interest rates rise. In their place, we looked to add defensive bonds in the long-intermediate range of the yield curve. The defensive bonds we focused on generally were premium bonds offering coupon payments of 5 to 5.25 percent and with 15- to 20-year maturities, representing the part of the yield curve we believed offered investors the greatest relative value.


                             Annual Report  Page 5

Tennessee

Tennessee's general obligation debt maintained credit ratings of Aa2 with a negative outlook and AA with a negative outlook from Moody's and Standard & Poor's, respectively. In recent years, the state has managed to close its budget shortfall primarily by raising Tennessee's sales tax rate from 6 percent to 7 percent. The tax increase resulted in a revenue surplus of $110 million for the 2004 fiscal year. Nevertheless, spending needs have continued to put a strain on the state budget, necessitating difficult financial choices. Tennessee's economic recovery remained relatively strong, with job gains especially apparent in the construction, transportation, exporting, and retail sectors. Also, the tourism, hospitality and leisure industries are showing signs of a rebound. The state's significant tobacco production industry, however, faces increasing competitive pressure from Africa and Europe, which has been exporting tobacco to the United States at lower costs. In May 2004, Tennessee's unemployment rate stood at 4.8 percent, below the national average.

The total return of the Nuveen Tennessee Municipal Bond Fund outperformed that of its Lipper peer group and underperformed the national Lehman Brothers Municipal Bond Index for the one year period ended May 31, 2004. Helping the Fund's total return was its allocation to BBB-rated bonds, especially in the industrial development and healthcare sectors.

By contrast, the Fund's worst-performing bonds tended to be those with long durations, as their sensitivity to rising interest rates proved to be a liability during the recent market environment. For example, the Fund's performance was hampered by a position in insured zero-coupon bonds issued for Volunteer Healthcare System and maturing in 2021.

One management strategy we followed during the past 12 months was to seek to reduce the duration by selling some long bond holdings, and in effect make the Fund less sensitive to further increases in rates. With these and other proceeds requiring reinvestment, we often looked to purchase defensive bonds in the 15- to 20-year portion of the yield curve, which we thought offered a favorable risk-reward tradeoff for our shareholders.


                             Annual Report  Page 6

                                    [CHART]
                           Nuveen Georgia Municipal Bond Fund
                         Growth of an Assumed $10,000 Investment

                Nuv/Flg GA          Nuv/Flg GA         Lehman Brothers
                Municipal Bond      Municipal Bond        Municipal
                Fund (NAV)          Fund (Offer Price)    Bond Index
                ----------          ------------------ ---------------
05/31/1994       10,000               9,580                10,000
06/30/1994        9,939               9,522                 9,938
07/31/1994       10,145               9,719                10,121
08/31/1994       10,154               9,727                10,156
09/30/1994        9,963               9,545                10,007
10/31/1994        9,773               9,362                 9,829
11/30/1994        9,570               9,168                 9,651
12/31/1994        9,812               9,399                 9,864
01/31/1995       10,134               9,709                10,145
02/28/1995       10,413               9,976                10,440
03/31/1995       10,494              10,054                10,560
04/30/1995       10,471              10,031                10,573
05/31/1995       10,831              10,376                10,910
06/30/1995       10,716              10,265                10,815
07/31/1995       10,767              10,315                10,917
08/31/1995       10,870              10,414                11,056
09/30/1995       10,941              10,481                11,126
10/31/1995       11,129              10,662                11,288
11/30/1995       11,338              10,862                11,475
12/31/1995       11,476              10,994                11,585
01/31/1996       11,517              11,033                11,673
02/29/1996       11,426              10,946                11,594
03/31/1996       11,209              10,738                11,446
04/30/1996       11,140              10,673                11,413
05/31/1996       11,160              10,692                11,409
06/30/1996       11,288              10,814                11,533
07/31/1996       11,395              10,916                11,638
08/31/1996       11,426              10,946                11,635
09/30/1996       11,610              11,122                11,797
10/31/1996       11,763              11,269                11,931
11/30/1996       11,961              11,458                12,149
12/31/1996       11,913              11,412                12,098
01/31/1997       11,922              11,421                12,121
02/28/1997       12,044              11,538                12,232
03/31/1997       11,904              11,404                12,069
04/30/1997       12,015              11,510                12,170
05/31/1997       12,207              11,694                12,353
06/30/1997       12,446              11,924                12,485
07/31/1997       12,861              12,321                12,831
08/31/1997       12,741              12,206                12,710
09/30/1997       12,936              12,393                12,861
10/31/1997       13,050              12,502                12,944
11/30/1997       13,130              12,578                13,020
12/31/1997       13,328              12,768                13,210
01/31/1998       13,444              12,879                13,346
02/28/1998       13,405              12,842                13,350
03/31/1998       13,437              12,873                13,362
04/30/1998       13,336              12,776                13,302
05/31/1998       13,598              13,026                13,512
06/30/1998       13,580              13,010                13,566
07/31/1998       13,623              13,051                13,600
08/31/1998       13,839              13,257                13,810
09/30/1998       14,006              13,418                13,982
10/31/1998       13,975              13,388                13,982
11/30/1998       14,031              13,442                14,031
12/31/1998       14,049              13,459                14,066
01/31/1999       14,193              13,597                14,233
02/28/1999       14,112              13,519                14,171
03/31/1999       14,117              13,524                14,191
04/30/1999       14,160              13,565                14,226
05/31/1999       14,051              13,461                14,144
06/30/1999       13,826              13,245                13,940
07/31/1999       13,818              13,237                13,991
08/31/1999       13,603              13,032                13,879
09/30/1999       13,506              12,938                13,885
10/31/1999       13,342              12,782                13,734
11/30/1999       13,452              12,887                13,880
12/31/1999       13,298              12,740                13,777
01/31/2000       13,198              12,644                13,717
02/29/2000       13,388              12,826                13,876
03/31/2000       13,674              13,099                14,179
04/30/2000       13,586              13,016                14,095
05/31/2000       13,484              12,918                14,022
06/30/2000       13,840              13,259                14,394
07/31/2000       14,062              13,471                14,594
08/31/2000       14,284              13,684                14,819
09/30/2000       14,207              13,610                14,742
10/31/2000       14,348              13,746                14,903
11/30/2000       14,449              13,842                15,015
12/31/2000       14,855              14,231                15,386
01/31/2001       14,832              14,209                15,539
02/28/2001       14,962              14,333                15,588
03/31/2001       15,107              14,472                15,728
04/30/2001       14,915              14,288                15,557
05/31/2001       15,089              14,455                15,725
06/30/2001       15,221              14,582                15,830
07/31/2001       15,468              14,818                16,065
08/31/2001       15,730              15,069                16,329
09/30/2001       15,692              15,033                16,275
10/31/2001       15,855              15,189                16,468
11/30/2001       15,730              15,069                16,330
12/31/2001       15,576              14,922                16,175
01/31/2002       15,770              15,108                16,456
02/28/2002       15,980              15,309                16,654
03/31/2002       15,647              14,990                16,328
04/30/2002       15,888              15,221                16,647
05/31/2002       15,951              15,281                16,748
06/30/2002       16,119              15,442                16,925
07/31/2002       16,346              15,659                17,143
08/31/2002       16,557              15,861                17,349
09/30/2002       16,934              16,223                17,729
10/31/2002       16,589              15,892                17,435
11/30/2002       16,514              15,821                17,363
12/31/2002       16,874              16,166                17,729
01/31/2003       16,769              16,064                17,684
02/28/2003       17,031              16,316                17,931
03/31/2003       17,048              16,332                17,942
04/30/2003       17,266              16,541                18,061
05/31/2003       17,670              16,928                18,484
06/30/2003       17,545              16,808                18,405
07/31/2003       16,936              16,224                17,761
08/31/2003       17,077              16,360                17,893
09/30/2003       17,502              16,767                18,419
10/31/2003       17,455              16,722                18,327
11/30/2003       17,677              16,935                18,518
12/31/2003       17,805              17,057                18,671
01/31/2004       17,869              17,118                18,778
02/29/2004       18,238              17,472                19,061
03/31/2004       18,157              17,395                18,994
04/30/2004       17,705              16,961                18,544
05/31/2004       17,640              16,899                18,477



================================================================================

                                             [CHART]
                               Nuveen Louisiana Municipal Bond Fund
                              Growth of an Assumed $10,000 Investment

                    Nuv/Flg LA              Nuv/Flg LA          Lehman Brothers
                    Municipal Bond          Municipal Bond        Municipal
                    Fund (NAV)              Fund (Offer Price)    Bond Index
                    ----------              ------------------  ---------------
05/31/1994             10,000                   9,580               10,000
06/30/1994              9,942                   9,524                9,938
07/31/1994             10,164                   9,737               10,121
08/31/1994             10,184                   9,756               10,156
09/30/1994              9,980                   9,561               10,007
10/31/1994              9,767                   9,357                9,829
11/30/1994              9,561                   9,159                9,651
12/31/1994              9,826                   9,414                9,864
01/31/1995             10,154                   9,727               10,145
02/28/1995             10,467                  10,028               10,440
03/31/1995             10,548                  10,105               10,560
04/30/1995             10,547                  10,104               10,573
05/31/1995             10,920                  10,462               10,910
06/30/1995             10,778                  10,326               10,815
07/31/1995             10,860                  10,404               10,917
08/31/1995             11,004                  10,542               11,056
09/30/1995             11,064                  10,599               11,126
10/31/1995             11,250                  10,778               11,288
11/30/1995             11,529                  11,045               11,475
12/31/1995             11,675                  11,185               11,585
01/31/1996             11,698                  11,206               11,673
02/29/1996             11,622                  11,134               11,594
03/31/1996             11,422                  10,942               11,446
04/30/1996             11,367                  10,890               11,413
05/31/1996             11,441                  10,960               11,409
06/30/1996             11,546                  11,061               11,533
07/31/1996             11,664                  11,174               11,638
08/31/1996             11,685                  11,194               11,635
09/30/1996             11,900                  11,400               11,797
10/31/1996             12,041                  11,536               11,931
11/30/1996             12,291                  11,774               12,149
12/31/1996             12,238                  11,724               12,098
01/31/1997             12,238                  11,724               12,121
02/28/1997             12,370                  11,850               12,232
03/31/1997             12,213                  11,700               12,069
04/30/1997             12,323                  11,805               12,170
05/31/1997             12,513                  11,987               12,353
06/30/1997             12,635                  12,105               12,485
07/31/1997             13,031                  12,483               12,831
08/31/1997             12,882                  12,341               12,710
09/30/1997             13,029                  12,482               12,861
10/31/1997             13,131                  12,579               12,944
11/30/1997             13,233                  12,677               13,020
12/31/1997             13,428                  12,864               13,210
01/31/1998             13,566                  12,996               13,346
02/28/1998             13,565                  12,995               13,350
03/31/1998             13,586                  13,016               13,362
04/30/1998             13,490                  12,923               13,302
05/31/1998             13,749                  13,171               13,512
06/30/1998             13,771                  13,192               13,566
07/31/1998             13,804                  13,224               13,600
08/31/1998             14,041                  13,452               13,810
09/30/1998             14,207                  13,610               13,982
10/31/1998             14,167                  13,572               13,982
11/30/1998             14,224                  13,626               14,031
12/31/\=98             14,245                  13,647               14,066
01/31/1999             14,365                  13,761               14,233
02/28/1999             14,287                  13,687               14,171
03/31/1999             14,309                  13,708               14,191
04/30/1999             14,353                  13,750               14,226
05/31/1999             14,261                  13,662               14,144
06/30/1999             14,017                  13,429               13,940
07/31/1999             14,024                  13,435               13,991
08/31/1999             13,779                  13,200               13,879
09/30/1999             13,685                  13,110               13,885
10/31/1999             13,387                  12,825               13,734
11/30/1999             13,510                  12,943               13,880
12/31/1999             13,355                  12,794               13,777
01/31/2000             13,220                  12,665               13,717
02/29/2000             13,447                  12,882               13,876
03/31/2000             13,794                  13,215               14,179
04/30/2000             13,684                  13,109               14,095
 5/31/2000             13,572                  13,002               14,022
06/30/2000             13,936                  13,351               14,394
07/31/2000             14,183                  13,587               14,594
08/31/2000             14,443                  13,837               14,819
09/30/2000             14,357                  13,754               14,742
10/31/2000             14,499                  13,890               14,903
11/30/2000             14,614                  14,000               15,015
12/31/\=00             15,082                  14,449               15,386
01/31/2001             15,158                  14,521               15,539
02/28/2001             15,246                  14,606               15,588
03/31/2001             15,390                  14,744               15,728
04/30/2001             15,177                  14,539               15,557
05/31/2001             15,364                  14,718               15,725
06/30/2001             15,496                  14,845               15,830
07/31/2001             15,754                  15,092               16,065
08/31/2001             16,027                  15,354               16,329
09/30/2001             15,935                  15,266               16,275
10/31/2001             16,126                  15,448               16,468
11/30/2001             15,977                  15,306               16,330
12/31/2001             15,785                  15,122               16,175
01/31/2002             16,049                  15,375               16,456
02/28/2002             16,257                  15,574               16,654
03/31/2002             15,904                  15,236               16,328
04/30/2002             16,143                  15,465               16,647
 5/31/2002             16,252                  15,569               16,748
06/30/2002             16,419                  15,730               16,925
07/31/2002             16,646                  15,947               17,143
08/31/2002             16,844                  16,137               17,349
09/30/2002             17,279                  16,554               17,729
10/31/2002             16,857                  16,149               17,435
11/30/2002             16,789                  16,083               17,363
12/31/\=02             17,197                  16,475               17,729
01/31/2003             17,037                  16,322               17,684
02/28/2003             17,373                  16,644               17,931
03/31/2003             17,349                  16,620               17,942
04/30/2003             17,505                  16,770               18,061
05/31/2003             17,949                  17,196               18,484
06/30/2003             17,800                  17,052               18,405
07/31/2003             17,022                  16,307               17,761
08/31/2003             17,133                  16,413               17,893
09/30/2003             17,645                  16,904               18,419
10/31/2003             17,601                  16,862               18,327
11/30/2003             17,838                  17,089               18,518
12/31/2003             17,966                  17,211               18,671
01/31/2004             18,079                  17,320               18,778
02/29/2004             18,397                  17,624               19,061
03/31/2004             18,273                  17,506               18,994
04/30/2004             17,802                  17,054               18,544
05/31/2004             17,725                  16,981               18,477


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

                                    [CHART]

                       Nuveen North Carolina Municipal Bond Fund
                       Growth of an Assumed $10,000 Investment

                Nuv/Flg NC          Nuv/Flg NC           Lehman Brothers
                Municipal Bond      Municipal Bond         Municipal
                Fund (NAV)          Fund (Offer Price)     Bond Index
                ----------          ------------------   ----------------
05/31/1994      10,000                 9,580                 10,000
06/30/1994       9,927                 9,510                  9,938
07/31/1994      10,105                 9,680                 10,121
08/31/1994      10,123                 9,698                 10,156
09/30/1994       9,968                 9,549                 10,007
10/31/1994       9,795                 9,383                  9,829
11/30/1994       9,608                 9,205                  9,651
12/31/1994       9,872                 9,457                  9,864
01/31/1995      10,126                 9,701                 10,145
02/28/1995      10,388                 9,951                 10,440
03/31/1995      10,448                10,009                 10,560
04/30/1995      10,454                10,015                 10,573
05/31/1995      10,745                10,294                 10,910
06/30/1995      10,636                10,190                 10,815
07/31/1995      10,708                10,258                 10,917
08/31/1995      10,822                10,368                 11,056
09/30/1995      10,872                10,415                 11,126
10/31/1995      11,061                10,597                 11,288
11/30/1995      11,282                10,808                 11,475
12/31/1995      11,397                10,919                 11,585
01/31/1996      11,436                10,956                 11,673
02/29/1996      11,341                10,865                 11,594
03/31/1996      11,162                10,693                 11,446
04/30/1996      11,111                10,644                 11,413
05/31/1996      11,138                10,671                 11,409
06/30/1996      11,242                10,770                 11,533
07/31/1996      11,336                10,860                 11,638
08/31/1996      11,319                10,844                 11,635
09/30/1996      11,493                11,010                 11,797
10/31/1996      11,589                11,102                 11,931
11/30/1996      11,775                11,280                 12,149
12/31/1996      11,735                11,242                 12,098
01/31/1997      11,752                11,259                 12,121
02/28/1997      11,850                11,352                 12,232
03/31/1997      11,705                11,214                 12,069
04/30/1997      11,814                11,318                 12,170
05/31/1997      12,005                11,501                 12,353
06/30/1997      12,116                11,607                 12,485
07/31/1997      12,438                11,916                 12,831
08/31/1997      12,314                11,797                 12,710
09/30/1997      12,449                11,926                 12,861
10/31/1997      12,538                12,011                 12,944
11/30/1997      12,590                12,061                 13,020
12/31/1997      12,778                12,241                 13,210
01/31/1998      12,880                12,339                 13,346
02/28/1998      12,874                12,333                 13,350
03/31/1998      12,903                12,361                 13,362
04/30/1998      12,836                12,297                 13,302
05/31/1998      13,049                12,501                 13,512
06/30/1998      13,091                12,541                 13,566
07/31/1998      13,120                12,569                 13,600
08/31/1998      13,297                12,738                 13,810
09/30/1998      13,450                12,885                 13,982
10/31/1998      13,404                12,841                 13,982
11/30/1998      13,483                12,917                 14,031
12/31/1998      13,476                12,910                 14,066
01/31/1999      13,606                13,034                 14,233
02/28/1999      13,543                12,974                 14,171
03/31/1999      13,558                12,989                 14,191
04/30/1999      13,599                13,028                 14,226
05/31/1999      13,497                12,930                 14,144
06/30/1999      13,290                12,732                 13,940
07/31/1999      13,292                12,733                 13,991
08/31/1999      13,043                12,495                 13,879
09/30/1999      12,952                12,408                 13,885
10/31/1999      12,741                12,206                 13,734
11/30/1999      12,860                12,320                 13,880
12/31/1999      12,701                12,168                 13,777
01/31/2000      12,608                12,078                 13,717
02/29/2000      12,866                12,326                 13,876
03/31/2000      13,206                12,651                 14,179
04/30/2000      13,100                12,550                 14,095
05/31/2000      12,980                12,435                 14,022
06/30/2000      13,339                12,779                 14,394
07/31/2000      13,561                12,992                 14,594
08/31/2000      13,798                13,219                 14,819
09/30/2000      13,704                13,129                 14,742
10/31/2000      13,860                13,278                 14,903
11/30/2000      13,988                13,401                 15,015
12/31/2000      14,371                13,767                 15,386
01/31/2001      14,444                13,837                 15,539
02/28/2001      14,530                13,920                 15,588
03/31/2001      14,659                14,044                 15,728
04/30/2001      14,433                13,826                 15,557
05/31/2001      14,591                13,979                 15,725
06/30/2001      14,722                14,104                 15,830
07/31/2001      14,983                14,354                 16,065
08/31/2001      15,217                14,578                 16,329
09/30/2001      15,116                14,481                 16,275
10/31/2001      15,264                14,623                 16,468
11/30/2001      15,133                14,498                 16,330
12/31/2001      15,002                14,372                 16,175
01/31/2002      15,196                14,558                 16,456
02/28/2002      15,405                14,758                 16,654
03/31/2002      15,094                14,460                 16,328
04/30/2002      15,335                14,690                 16,647
05/31/2002      15,440                14,791                 16,748
06/30/2002      15,576                14,921                 16,925
07/31/2002      15,803                15,139                 17,143
08/31/2002      16,029                15,356                 17,349
09/30/2002      16,409                15,720                 17,729
10/31/2002      16,071                15,396                 17,435
11/30/2002      16,022                15,349                 17,363
12/31/2002      16,376                15,688                 17,729
01/31/2003      16,295                15,611                 17,684
02/28/2003      16,618                15,921                 17,931
03/31/2003      16,615                15,917                 17,942
04/30/2003      16,753                16,049                 18,061
05/31/2003      17,111                16,392                 18,484
06/30/2003      16,997                16,284                 18,405
07/31/2003      16,378                15,690                 17,761
08/31/2003      16,533                15,839                 17,893
09/30/2003      16,960                16,248                 18,419
10/31/2003      16,909                16,199                 18,327
11/30/2003      17,131                16,411                 18,518
12/31/2003      17,256                16,531                 18,671
01/31/2004      17,318                16,590                 18,778
02/29/2004      17,590                16,851                 19,061
03/31/2004      17,538                16,801                 18,994
04/30/2004      17,127                16,407                 18,544
05/31/2004      17,058                16,341                 18,477


================================================================================

                                             [CHART]

                               Nuveen Tennessee Municipal Bond Fund
                             Growth of an Assumed $10,000 Investment

                    Nuv/Flg TN            Nuv/Flg TN          Lehman Brothers
                    Municipal Bond        Municipal Bond         Municipal
                    Fund (NAV)            Fund (Offer Price)    Bond Index
                    ----------            ------------------  ---------------
05/31/1994           10,000                 9,580                 10,000
06/30/1994            9,944                 9,526                  9,938
07/31/1994           10,122                 9,697                 10,121
08/31/1994           10,142                 9,716                 10,156
09/30/1994           10,000                 9,580                 10,007
10/31/1994            9,812                 9,400                  9,829
11/30/1994            9,631                 9,226                  9,651
12/31/1994            9,879                 9,464                  9,864
01/31/1995           10,149                 9,723                 10,145
02/28/1995           10,424                 9,986                 10,440
03/31/1995           10,502                10,061                 10,560
04/30/1995           10,501                10,060                 10,573
05/31/1995           10,805                10,351                 10,910
06/30/1995           10,715                10,265                 10,815
07/31/1995           10,785                10,332                 10,917
08/31/1995           10,884                10,427                 11,056
09/30/1995           10,933                10,474                 11,126
10/31/1995           11,093                10,627                 11,288
11/30/1995           11,293                10,819                 11,475
12/31/1995           11,434                10,954                 11,585
01/31/1996           11,474                10,992                 11,673
02/29/1996           11,400                10,921                 11,594
03/31/1996           11,236                10,764                 11,446
04/30/1996           11,193                10,723                 11,413
05/31/1996           11,213                10,742                 11,409
06/30/1996           11,325                10,849                 11,533
07/31/1996           11,428                10,948                 11,638
08/31/1996           11,417                10,937                 11,635
09/30/1996           11,582                11,096                 11,797
10/31/1996           11,688                11,197                 11,931
11/30/1996           11,876                11,377                 12,149
12/31/1996           11,833                11,336                 12,098
01/31/1997           11,844                11,346                 12,121
02/28/1997           11,950                11,448                 12,232
03/31/1997           11,820                11,324                 12,069
04/30/1997           11,916                11,415                 12,170
05/31/1997           12,078                11,571                 12,353
06/30/1997           12,208                11,696                 12,485
07/31/1997           12,548                12,021                 12,831
08/31/1997           12,426                11,904                 12,710
09/30/1997           12,569                12,041                 12,861
10/31/1997           12,668                12,136                 12,944
11/30/1997           12,745                12,210                 13,020
12/31/1997           12,912                12,370                 13,210
01/31/1998           13,011                12,464                 13,346
02/28/1998           13,008                12,462                 13,350
03/31/1998           13,039                12,492                 13,362
04/30/1998           12,944                12,400                 13,302
05/31/1998           13,169                12,616                 13,512
06/30/1998           13,189                12,635                 13,566
07/31/1998           13,221                12,665                 13,600
08/31/1998           13,414                12,850                 13,810
09/30/1998           13,596                13,025                 13,982
10/31/1998           13,557                12,987                 13,982
11/30/1998           13,634                13,061                 14,031
12/31/1998           13,630                13,057                 14,066
01/31/1999           13,768                13,189                 14,233
02/28/1999           13,692                13,117                 14,171
03/31/1999           13,688                13,113                 14,191
04/30/1999           13,730                13,153                 14,226
05/31/1999           13,629                13,056                 14,144
06/30/1999           13,382                12,820                 13,940
07/31/1999           13,389                12,826                 13,991
08/31/1999           13,189                12,635                 13,879
09/30/1999           13,135                12,583                 13,885
10/31/1999           12,958                12,413                 13,734
11/30/1999           13,076                12,526                 13,880
12/31/1999           12,946                12,402                 13,777
01/31/2000           12,804                12,266                 13,717
02/29/2000           13,024                12,477                 13,876
03/31/2000           13,319                12,760                 14,179
04/30/2000           13,251                12,695                 14,095
05/31/2000           13,132                12,581                 14,022
06/30/2000           13,432                12,868                 14,394
07/31/2000           13,618                13,046                 14,594
08/31/2000           13,805                13,225                 14,819
09/30/2000           13,760                13,182                 14,742
10/31/2000           13,897                13,313                 14,903
11/30/2000           13,981                13,394                 15,015
12/31/2000           14,314                13,713                 15,386
01/31/2001           14,426                13,820                 15,539
02/28/2001           14,538                13,928                 15,588
03/31/2001           14,638                14,023                 15,728
04/30/2001           14,460                13,852                 15,557
05/31/2001           14,601                13,987                 15,725
06/30/2001           14,716                14,098                 15,830
07/31/2001           14,965                14,337                 16,065
08/31/2001           15,216                14,577                 16,329
09/30/2001           15,170                14,533                 16,275
10/31/2001           15,300                14,657                 16,468
11/30/2001           15,199                14,561                 16,330
12/31/2001           15,057                14,424                 16,175
01/31/2002           15,257                14,617                 16,456
02/28/2002           15,459                14,810                 16,654
03/31/2002           15,149                14,512                 16,328
04/30/2002           15,407                14,760                 16,647
05/31/2002           15,528                14,875                 16,748
06/30/2002           15,677                15,018                 16,925
07/31/2002           15,953                15,283                 17,143
08/31/2002           16,159                15,481                 17,349
09/30/2002           16,495                15,802                 17,729
10/31/2002           16,161                15,482                 17,435
11/30/2002           16,125                15,447                 17,363
12/31/2002           16,443                15,752                 17,729
01/31/2003           16,391                15,703                 17,684
02/28/2003           16,673                15,973                 17,931
03/31/2003           16,695                15,993                 17,942
04/30/2003           16,862                16,154                 18,061
05/31/2003           17,250                16,526                 18,484
06/30/2003           17,095                16,377                 18,405
07/31/2003           16,451                15,760                 17,761
08/31/2003           16,606                15,908                 17,893
09/30/2003           17,075                16,357                 18,419
10/31/2003           17,007                16,292                 18,327
11/30/2003           17,235                16,512                 18,518
12/31/2003           17,381                16,651                 18,671
01/31/2004           17,459                16,726                 18,778
02/29/2004           17,812                17,064                 19,061
03/31/2004           17,708                16,964                 18,994
04/30/2004           17,237                16,513                 18,544
05/31/2004           17,194                16,471                 18,477


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 8

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/04                Nuveen Georgia Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.84   $10.86   $10.81   $10.81
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0400  $0.0330  $0.0350  $0.0415
         --------------------------------------------------------------
         Inception Date              3/27/86  2/18/97  1/04/94  2/14/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.17% -4.39%
                  -------------------------------------------
                  5-Year                         4.65%  3.76%
                  -------------------------------------------
                  10-Year                        5.84%  5.38%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -0.92% -4.75%
                  -------------------------------------------
                  5-Year                         3.88%  3.71%
                  -------------------------------------------
                  10-Year                        5.28%  5.28%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.71%
                  -------------------------------------------
                  5-Year                         4.06%
                  -------------------------------------------
                  10-Year                        5.26%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.01%
                  -------------------------------------------
                  5-Year                         4.84%
                  -------------------------------------------
                  10-Year                        5.96%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.42%  4.24%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.01%  3.84%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.94%  5.69%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.64%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.44%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.10%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.88%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.64%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.39%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.60%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.39%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.50%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.00%       -3.22%
                            ------------------------------------------
                            5-Year            5.09%        4.19%
                            ------------------------------------------
                            10-Year           5.95%        5.50%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.24%       -3.63%
                            ------------------------------------------
                            5-Year            4.31%        4.14%
                            ------------------------------------------
                            10-Year           5.39%        5.39%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.46%
                            ------------------------------------------
                            5-Year            4.49%
                            ------------------------------------------
                            10-Year           5.37%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.17%
                            ------------------------------------------
                            5-Year            5.28%
                            ------------------------------------------
                            10-Year           6.08%
                            ------------------------------------------

Bond Credit Quality/4/


                                    [CHART]

AAA/U.S. Guaranteed   65%
AA                    14%
A                      9%
BBB                    8%
NR                     2%
BB or Lower            2%

                  Top Five Sectors/4/
                  Healthcare                              21%
                  -------------------------------------------
                  Water and Sewer                         17%
                  -------------------------------------------
                  Tax Obligation/Limited                  13%
                  -------------------------------------------
                  Utilities                               12%
                  -------------------------------------------
                  Housing/Multifamily                      9%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $156,919
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.66
                  -------------------------------------------
                  Average Duration                       6.41
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report l Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/04              Nuveen Louisiana Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.11   $11.10   $11.08   $11.16
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0420  $0.0350  $0.0370  $0.0440
         --------------------------------------------------------------
         Inception Date              9/12/89  2/06/97  2/02/94  2/25/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -1.25% -5.43%
                  -------------------------------------------
                  5-Year                         4.45%  3.55%
                  -------------------------------------------
                  10-Year                        5.89%  5.44%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -2.06% -5.84%
                  -------------------------------------------
                  5-Year                         3.66%  3.49%
                  -------------------------------------------
                  10-Year                        5.32%  5.32%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.86%
                  -------------------------------------------
                  5-Year                         3.85%
                  -------------------------------------------
                  10-Year                        5.30%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.12%
                  -------------------------------------------
                  5-Year                         4.72%
                  -------------------------------------------
                  10-Year                        6.09%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.53%  4.34%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.04%  3.87%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.85%  5.61%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.78%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.47%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.03%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.00%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.67%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.32%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.73%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.42%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.41%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year           -0.04%       -4.24%
                            ------------------------------------------
                            5-Year            4.89%        3.99%
                            ------------------------------------------
                            10-Year           5.99%        5.55%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.69%       -4.52%
                            ------------------------------------------
                            5-Year            4.12%        3.95%
                            ------------------------------------------
                            10-Year           5.42%        5.42%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.57%
                            ------------------------------------------
                            5-Year            4.31%
                            ------------------------------------------
                            10-Year           5.41%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.26%
                            ------------------------------------------
                            5-Year            5.20%
                            ------------------------------------------
                            10-Year           6.21%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   73%
AA                     3%
A                      4%
BBB                   20%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  22%
                  -------------------------------------------
                  Healthcare                              17%
                  -------------------------------------------
                  Education and Civic Organizations       12%
                  -------------------------------------------
                  Tax Obligation/General                  10%
                  -------------------------------------------
                  Housing/Single Family                    9%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $114,671
                  -------------------------------------------
                  Average Effective Maturity (Years)    19.09
                  -------------------------------------------
                  Average Duration                       7.08
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report l Page 10

--------------------------------------------------------------------------------
 Fund Spotlight as of 5/31/04        Nuveen North Carolina Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.37   $10.38   $10.36   $10.38
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0315  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date              3/27/86  2/25/97 10/04/93  2/05/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.
Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.31% -4.53%
                  -------------------------------------------
                  5-Year                         4.80%  3.89%
                  -------------------------------------------
                  10-Year                        5.49%  5.04%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.13% -4.95%
                  -------------------------------------------
                  5-Year                         4.01%  3.84%
                  -------------------------------------------
                  10-Year                        4.93%  4.93%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.88%
                  -------------------------------------------
                  5-Year                         4.23%
                  -------------------------------------------
                  10-Year                        4.91%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.14%
                  -------------------------------------------
                  5-Year                         5.00%
                  -------------------------------------------
                  10-Year                        5.63%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.39%  4.21%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.78%  3.62%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.73%  5.48%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.64%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.20%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.85%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.82%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.40%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.15%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.56%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.15%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.29%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.82%       -3.40%
                            ------------------------------------------
                            5-Year            5.22%        4.31%
                            ------------------------------------------
                            10-Year           5.61%        5.16%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.08%       -3.79%
                            ------------------------------------------
                            5-Year            4.43%        4.26%
                            ------------------------------------------
                            10-Year           5.06%        5.06%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.25%
                            ------------------------------------------
                            5-Year            4.62%
                            ------------------------------------------
                            10-Year           5.04%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.99%
                            ------------------------------------------
                            5-Year            5.42%
                            ------------------------------------------
                            10-Year           5.76%
                            ------------------------------------------
Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed   38%
AA                    42%
A                      7%
BBB                   12%
NR                     1%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  21%
                  --------------------------------------------
                  Healthcare                              13%
                  --------------------------------------------
                  Housing/Single Family                   13%
                  --------------------------------------------
                  Utilities                               11%
                  --------------------------------------------
                  Education and Civic Organizations       11%
                  --------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $217,191
                  --------------------------------------------
                  Average Effective Maturity (Years)    17.61
                  --------------------------------------------
                  Average Duration                       6.00
                  --------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report l Page 11

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/04              Nuveen Tennessee Municipal Bond Fund

================================================================================

Quick Facts
                                                        A Shares B Shares C Shares R Shares
-------------------------------------------------------------------------------------------
NAV                                                       $11.15   $11.16   $11.15   $11.15
-------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                               $0.0420  $0.0350  $0.0370  $0.0440
-------------------------------------------------------------------------------------------
Latest Capital Gain and Ordinary Income Distribution/2/  $0.0042  $0.0042  $0.0042  $0.0042
-------------------------------------------------------------------------------------------
Inception Date                                          11/02/87  2/25/97 10/04/93  2/06/97
-------------------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.
Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.33% -4.49%
                  -------------------------------------------
                  5-Year                         4.76%  3.85%
                  -------------------------------------------
                  10-Year                        5.56%  5.11%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.06% -4.87%
                  -------------------------------------------
                  5-Year                         3.99%  3.82%
                  -------------------------------------------
                  10-Year                        5.00%  5.00%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.86%
                  -------------------------------------------
                  5-Year                         4.18%
                  -------------------------------------------
                  10-Year                        4.98%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.12%
                  -------------------------------------------
                  5-Year                         4.98%
                  -------------------------------------------
                  10-Year                        5.70%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.52%  4.32%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.04%  3.87%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.98%  5.73%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.76%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.47%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.14%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.98%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.66%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.42%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.73%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.42%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    6.55%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.96%       -3.31%
                            ------------------------------------------
                            5-Year            5.22%        4.33%
                            ------------------------------------------
                            10-Year           5.66%        5.21%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.30%       -3.56%
                            ------------------------------------------
                            5-Year            4.47%        4.30%
                            ------------------------------------------
                            10-Year           5.10%        5.10%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.51%
                            ------------------------------------------
                            5-Year            4.67%
                            ------------------------------------------
                            10-Year           5.10%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.26%
                            ------------------------------------------
                            5-Year            5.46%
                            ------------------------------------------
                            10-Year           5.81%
                            ------------------------------------------

Bond Credit Quality/5/

                                    [CHART]

AAA/U.S. Guaranteed   53%
AA                    31%
A                      4%
BBB                   11%
NR                     1%

                  Top Five Sectors/5/
                  Healthcare                              19%
                  -------------------------------------------
                  Tax Obligation/General                  15%
                  -------------------------------------------
                  U.S. Guaranteed                         13%
                  -------------------------------------------
                  Utilities                               10%
                  -------------------------------------------
                  Tax Obligation/Limited                   9%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $335,720
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.32
                  -------------------------------------------
                  Average Duration                       6.39
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report l Page 12

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

    $  2,000 Cartersville Development Authority, Georgia, Sewerage         5/07 at 101.00        A+ $2,064,100
              Facilities Revenue Refunding Bonds, Anheuser- Busch
              Project, Series 1997, 6.125%, 5/01/27 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.1%
              Bulloch County Development Authority, Georgia, Student
              Housing and Athletic Facility Lease Revenue Bonds, Georgia
              Southern University, Series 2004:
       1,625  5.250%, 8/01/22 - XLCA Insured                               8/14 at 100.00       Aaa  1,677,260
       1,700  5.250%, 8/01/23 - XLCA Insured                               8/14 at 100.00       Aaa  1,746,427

       5,000 Fulton County Development Authority, Georgia, Revenue         9/11 at 102.00       AAA  5,072,100
              Bonds, Georgia State University - TUFF/ Atlanta Housing
              LLC Project, Series 2001A, 5.250%, 9/01/32 - AMBAC Insured

       4,000 Fulton County Development Authority, Georgia, Revenue         4/12 at 100.00       AAA  4,011,000
              Bonds, Georgia Tech Athletic Association, Series 2001,
              5.125%, 10/01/32 - AMBAC Insured

         270 Private Colleges and Universities Authority, Georgia,         6/04 at 102.00       AAA    276,394
              Revenue Bonds, Spelman College, Series 1994, 6.200%,
              6/01/14 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 20.8%

       3,150 Baldwin County Hospital Authority, Georgia, Revenue Bonds,   12/08 at 102.00       BBB  2,664,900
              Oconee Regional Medical Center, Series 1998, 5.375%,
              12/01/28

       4,200 Chatham County Hospital Authority, Savannah, Georgia,         7/11 at 101.00        A-  4,438,098
              Hospital Revenue Improvement Bonds, Memorial Health
              University Medical Center, Inc., Series 2001A, 6.125%,
              1/01/24

       6,000 Clarke County Hospital Authority, Georgia, Hospital Revenue   1/09 at 101.00       AAA  6,021,240
              Certificates, Athens Regional Medical Center Project,
              Series 1999, 5.250%, 1/01/29 - MBIA Insured

       1,000 Coffee County Hospital Authority, Georgia, Revenue           12/06 at 102.00       N/R  1,035,010
              Anticipation Certificates, Coffee Regional Medical Center,
              Inc. Project, Series 1997A, 6.750%, 12/01/16

       1,000 Gainesville, Hall County Hospital Authority, Georgia,        10/05 at 102.00       AAA  1,064,610
              Revenue Anticipation Certificates, Northeast Georgia
              Health Services, Inc. Project, Series 1995, 6.000%,
              10/01/20 - MBIA Insured

       3,000 Gainesville, Hall County Hospital Authority, Georgia,         5/11 at 100.00        A-  3,018,000
              Revenue Anticipation Certificates, Northeast Georgia
              Health Services, Inc. Project, Series 2001, 5.500%, 5/15/31

       7,150 Gwinnett County Hospital Authority, Georgia, Revenue          2/12 at 102.00       AAA  7,257,894
              Anticipation Certificates, Gwinnett Hospital System, Inc.
              Project, Series 1997B, 5.300%, 9/01/27 - MBIA Insured

       1,625 Henry County Hospital Authority, Georgia, Revenue             7/14 at 101.00       Aaa  1,655,225
              Certificates, Henry Medical Center, Series 2004, 5.000%,
              7/01/21 - MBIA Insured

       2,250 Royston Hospital Authority, Georgia, Revenue Anticipation     7/09 at 102.00       N/R  2,192,175
              Certificates, Ty Cobb Healthcare System, Inc. Project,
              Series 1999, 6.500%, 7/01/27

       3,250 Savannah Hospital Authority, Georgia, Revenue Bonds, St.      1/14 at 100.00        AA  3,263,195
              Joseph's/Candler Health System, Series 2003, 5.250%,
              7/01/23 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 8.3%

       1,840 Augusta Housing Authority, Georgia, FHA-Insured Mortgage      5/05 at 102.00       Aa2  1,888,742
              Revenue Refunding Bonds, River Glen Apartments Section 8
              Assisted Project, Series 1995A, 6.500%, 5/01/27

       1,480 Clayton County Housing Authority, Georgia, GNMA Multifamily  10/11 at 103.00       Aaa  1,519,412
              Housing Revenue Bonds, Vineyard Pointe Project, Series
              2001A, 5.500%, 10/20/32

       1,000 DeKalb County Housing Authority, Georgia, Multifamily         1/05 at 102.00       AAA  1,025,760
              Housing Revenue Bonds, Lakes at Indian Creek Apartments
              Project, Series 1994, 7.150%, 1/01/25 (Alternative Minimum
              Tax) - FSA Insured

       2,245 DeKalb County Housing Authority, Georgia, Multifamily        12/11 at 100.00       AAA  2,277,440
              Housing Revenue Bonds, Green of Stoncrest Apartments,
              Series 2001A-1, 5.550%, 12/01/34 (Alternative Minimum Tax)
              - AMBAC Insured

       4,715 Lawrenceville Housing Authority, Georgia, FNMA Multifamily      No Opt. Call       AAA  5,018,127
              Housing Revenue Bonds, Knollwood Park Apartments, Series
              1997, 6.250%, 12/01/29 (Alternative Minimum Tax)
              (Mandatory put 6/01/15)

       1,295 Macon Housing Authority, Georgia, FNMA/FHA-Insured           10/04 at 102.00       Aaa  1,325,186
              Multifamily Mortgage Revenue Refunding Bonds, Vistas
              Apartments, Series 1994A, 6.450%, 4/01/26

----
13

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.8%

             Fulton County Housing Authority, Georgia, GNMA
             Mortgage-Backed Securities Program, Single Family Mortgage
             Revenue Bonds, Series 1995A:
    $     40  6.550%, 3/01/18 (Alternative Minimum Tax)                    3/05 at 102.00       AAA $   40,275
          15  6.600%, 3/01/28 (Alternative Minimum Tax)                    3/05 at 102.00       AAA     15,270

             Fulton County Housing Authority, Georgia, GNMA
             Mortgage-Backed Securities Program, Single Family Mortgage
             Revenue Refunding Bonds, Series 1996A:
         185  6.125%, 9/01/18 (Alternative Minimum Tax)                    9/06 at 102.00       AAA    192,015
         280  6.200%, 9/01/27 (Alternative Minimum Tax)                    9/06 at 102.00       AAA    288,585

       3,955 Georgia Housing and Finance Authority, Single Family         12/10 at 100.00       AAA  4,013,732
              Mortgage Resolution 1 Bonds, Series 2001A-2, 5.700%,
              12/01/31 (Alternative Minimum Tax)

       1,325 Georgia Housing and Finance Authority, Single Family         12/11 at 100.00       AAA  1,350,241
              Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22
              (Alternative Minimum Tax)

          55 Georgia Residential Finance Authority, FHA-Insured or         6/04 at 100.00       AA+     55,111
              VA-Guaranteed Single Family Mortgage Loans, Series 1988B,
              8.000%, 12/01/16
--------------------------------------------------------------------------------------------------------------
             Materials - 4.5%

       1,000 Brunswick and Glynn County Development Authority, Georgia,    3/08 at 102.00       Ba3    907,330
              Revenue Refunding Bonds, Georgia-Pacific Corporation
              Project, Series 1998, 5.550%, 3/01/26 (Alternative Minimum
              Tax)

       2,000 Effingham County Industrial Development Authority, Georgia,   6/11 at 101.00       BB+  2,007,520
              Pollution Control Revenue Refunding Bonds, Georgia-Pacific
              Corporation Project, Series 2001, 6.500%, 6/01/31

       2,000 Richmond County Development Authority, Georgia,               2/12 at 101.00       BBB  2,009,060
              Environmental Improvement Revenue Refunding Bonds,
              International Paper Company, Series 2002A, 6.000%, 2/01/25
              (Alternative Minimum Tax)

       1,000 Savannah Economic Development Authority, Georgia, Pollution     No Opt. Call      Baa2  1,074,150
              Control Revenue Bonds, Union Camp Corporation, Series
              1995, 6.150%, 3/01/17

       1,000 Wayne County Development Authority, Georgia, Pollution       11/04 at 101.00       Baa  1,001,790
              Control Revenue Refunding Bonds, ITT Rayonier, Inc.,
              Series 1993, 6.100%, 11/01/07
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.4%

       3,630 Georgia, General Obligation Bonds, Series 2002D, 5.000%,      8/12 at 100.00       AAA  3,796,508
              8/01/18
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 13.1%

         570 Burke County Development Authority, Georgia, Industrial       8/04 at 100.00        A3    572,491
              Development Revenue Bonds, Georgia Safe Corporation
              Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum
              Tax)

       1,750 Butts County, Georgia, Certificates of Participation,        12/04 at 102.00       AAA  1,829,240
              Public Purpose Project, Series 1994, 6.750%,12/01/14 -
              MBIA Insured

       1,605 Macon-Bibb County Urban Development Authority, Georgia,       8/12 at 101.00        AA  1,668,959
              Revenue Bonds, City of Macon Projects, Series 2002A,
              5.000%, 8/01/17

       2,765 Metropolitan Atlanta Rapid Transit Authority, Georgia,          No Opt. Call        AA  3,240,746
              Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%,
              7/01/18

         500 Metropolitan Atlanta Rapid Transit Authority, Georgia,          No Opt. Call       AAA    585,605
              Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%,
              7/01/20 - AMBAC Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,169,540
              Revenue Bonds, Series 1996Z, 6.000%, 7/01/18 - FSA Insured

       6,000 Rockdale County Water and Sewerage Authority, Georgia,        1/10 at 101.00       AAA  6,129,780
              Revenue Bonds, Series 1999A, 5.375%, 7/01/29 - MBIA Insured

       4,000 Upper Oconee Basin Water Authority, Georgia, Revenue Bonds,   7/08 at 102.00       AAA  4,053,440
              Series 1997, 5.250%, 7/01/27 - FGIC Insured

       1,250 Ware County Hospital Authority, Georgia, Revenue              9/04 at 100.00       AAA  1,263,988
              Anticipation Certificates, Satilla Park Hospital, Series
              1992A, 6.625%, 3/01/15 - MBIA Insured


----
14

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Transportation - 0.7%

    $  1,000 Atlanta, Georgia, Airport Facilities Revenue Refunding        1/07 at 101.00       AAA $1,059,750
              Bonds, Series 1996, 5.250%, 1/01/10 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.0%

         790 Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/09 at 101.00       AAA    863,399
              Series 1999A, 5.000%, 11/01/38 (Pre-refunded to 5/01/09) -
              FGIC Insured

         505 Cherokee County Water and Sewerage Authority, Georgia,          No Opt. Call       AAA    608,323
              Revenue Bonds, Series 1985, 9.750%, 8/01/09 - MBIA Insured

       1,000 Conyers, Georgia, Water and Sewerage Revenue Bonds, Series    7/04 at 102.00       AAA  1,025,410
              1994A, 6.600%, 7/01/15 - AMBAC Insured

       1,000 Downtown Smyrna Development Authority, Georgia, General       2/05 at 102.00       AAA  1,054,590
              Obligation Bonds, Series 1994, 6.600%, 2/01/17
              (Pre-refunded to 2/01/05) - MBIA Insured

       4,000 Fulton County Housing Authority, Georgia, Multifamily         7/08 at 100.00       AAA  4,490,640
              Housing Revenue Bonds, Concorde Place Apartments Project,
              Series 1996A, 6.375%, 1/01/27 (Alternative Minimum
              Tax) (Pre-refunded to 7/01/08)

       1,650 Metropolitan Atlanta Rapid Transit Authority, Georgia,        7/04 at 102.00       AAA  1,691,448
              Sales Tax Revenue Bonds, Second Indenture Series 1994A,
              6.900%, 7/01/20 (Pre-refunded to 7/01/04) - MBIA Insured

       1,000 Private Colleges and University Facilities Authority,           No Opt. Call       AAA  1,191,420
              Georgia, Revenue Bonds, Mercer University, Series 1991,
              6.500%, 11/01/15 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Utilities - 11.6%

         465 Camden County Solid Waste Management Authority, Georgia,      3/12 at 100.00       Aaa    475,314
              Revenue Bonds, Series 2002, 5.000%, 3/01/21 - MBIA Insured

       3,750 Coweta County Development Authority, Georgia, Revenue         1/13 at 100.00       Aaa  3,876,825
              Bonds, Newnan Water, Sewer and Light Commission Project,
              Series 2002, 5.250%, 1/01/22 - FGIC Insured

       4,410 Fairburn, Georgia, Combined Utility Revenue Bonds, Series    10/10 at 101.00       BBB  4,546,534
              2000, 5.750%, 10/01/20

       1,500 Georgia Municipal Electric Authority, Power Revenue Bonds,    1/15 at 100.00        A+  1,748,835
              Series 1992B, 6.375%, 1/01/16

       1,000 Georgia Municipal Electric Authority, Power Revenue Bonds,    1/10 at 100.00       AAA  1,097,060
              Series 1993Z, 5.500%, 1/01/12 - FSA Insured

             Monroe County Development Authority, Georgia, Pollution
             Control Revenue Bonds, Oglethorpe Power Corporation -
             Scherer Plant, Series 1992A:
         500  6.750%, 1/01/10                                                No Opt. Call         A    574,605
       1,000  6.800%, 1/01/12                                                No Opt. Call         A  1,172,790

       3,000 Municipal Electric Authority of Georgia, Project One          1/13 at 100.00       AAA  3,032,220
              Subordinated Lien Revenue Bonds, Series 2003A, 5.000%,
              1/01/22 - MBIA Insured

       1,675 Summerville, Georgia, Combined Public Utility Revenue         1/12 at 101.00      Baa3  1,725,803
              Refunding and Improvement Bonds, Series 2002, 5.750%,
              1/01/22
--------------------------------------------------------------------------------------------------------------
             Water and Sewer - 16.3%

       7,000 Atlanta, Georgia, Water and Wastewater Revenue Bonds,           No Opt. Call       AAA  7,680,400
              Series 1999A, 5.500%, 11/01/22 - FGIC Insured

       2,185 Augusta, Georgia, Water and Sewerage Revenue Bonds, Series   10/12 at 100.00       AAA  2,330,696
              2002, 5.375%, 10/01/19 - FSA Insured

             Brunswick, Georgia, Water and Sewerage Revenue Refunding
             and Improvement Bonds, Series 1992:
         500  6.000%, 10/01/11 - MBIA Insured                                No Opt. Call       AAA    574,770
         400  6.100%, 10/01/19 - MBIA Insured                                No Opt. Call       AAA    466,500

       1,500 Coweta County Water and Sewer Authority, Georgia, Revenue     6/11 at 102.00       Aaa  1,528,560
              Bonds, Series 2001, 5.250%, 6/01/26 - AMBAC Insured

       2,750 DeKalb County, Georgia, Water and Sewerage Bonds, Series     10/10 at 101.00        AA  2,807,943
              2000, 5.375%, 10/01/35

       2,500 DeKalb County, Georgia, Water and Sewerage Revenue Bonds,    10/13 at 100.00        AA  2,526,800
              Series 2003A, 5.000%, 10/01/23

       1,175 Fayette County, Georgia, Water Revenue Bonds, Series 2002,   10/12 at 100.00       AAA  1,201,062
              5.000%, 10/01/20 - FSA Insured

----
15

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  5,000 Macon Water Authority, Georgia, Water and Sewer Revenue      10/11 at 101.00       AA- $  5,320,850
              Bonds, Series 2001B, 5.375%, 10/01/18

       1,000 Midgeville, Georgia, Water and Sewerage Revenue Refunding       No Opt. Call       AAA    1,153,587
              Bonds, Series 1996, 6.000%, 12/01/16 - FSA Insured
----------------------------------------------------------------------------------------------------------------
    $147,975 Total Long-Term Investments (cost $148,791,787) - 97.9%                                 153,603,805
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.1%                                                      3,315,497
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $156,919,302
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.0%

             Tobacco Settlement Financing Corporation, Louisiana,
             Tobacco Settlement Asset-Backed Bonds, Series 2001B:
    $  3,235  5.500%, 5/15/30                                              5/11 at 101.00       BBB $2,656,194
       1,000  5.875%, 5/15/39                                              5/11 at 101.00       BBB    781,300
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.9%

       1,500 Calcasieu Parish Public Trust Authority, Louisiana, Student   5/11 at 101.00       AAA  1,517,865
              Housing Lease Revenue Bonds, McNeese State University,
              Series 2001, 5.250%, 5/01/33 - MBIA Insured

       2,000 Lafayette Public Trust Financing Authority, Louisiana,       10/12 at 102.00       AAA  2,029,740
              Revenue Bonds, Ragin' Cajun Facilities, Inc. Project,
              Series 2002, 5.000%, 10/01/22 - MBIA Insured

       2,525 Louisiana Local Government Environmental Facilities and      12/12 at 100.00       AAA  2,655,139
              Community Development Authority, Revenue Bonds, Baton
              Rouge Community College Facilities Corporation, Series
              2002, 5.375%, 12/01/21 - MBIA Insured

       4,155 Louisiana Local Government Environmental Facilities and       9/14 at 102.00         A  3,923,026
              Community Development Authority, Lease Revenue Bonds,
              Baton Rouge Student Housing LLC, Series 2003A, 5.250%,
              9/01/27 - ACA Insured

       1,500 Louisiana Public Facilities Authority, Revenue Bonds,         2/12 at 100.00       AAA  1,483,245
              Tulane University, Series 2002D, 5.000%, 2/15/26 - AMBAC
              Insured

       2,000 Louisiana Public Facilities Authority, Revenue Bonds,         7/12 at 100.00       AAA  2,012,020
              Tulane University, Series 2002A, 5.125%, 7/01/27 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------
             Energy - 1.5%

         500 Louisiana Offshore Terminal Authority, Deepwater Port        10/08 at 100.00         A    507,975
              Revenue Refunding Bonds, LOOP LLC Project, Series 1998,
              5.200%, 10/01/18

       1,200 St. Bernard Parish, Louisiana, Exempt Facility Revenue       11/06 at 102.00       AAA  1,241,244
              Bonds, Mobil Oil Corporation, Series 1996, 5.900%,
              11/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Healthcare - 17.2%

       1,000 Louisiana Public Facilities Authority, Hospital Revenue      10/07 at 101.00       AAA  1,028,420
              Refunding Bonds, Woman's Hospital Foundation, Series 1997,
              5.375%, 10/01/22 - FSA Insured

       1,800 Louisiana Public Facilities Authority, Hospital Revenue         No Opt. Call       AAA  1,958,580
              Bonds, Franciscan Missionaries of Our Lady Health System,
              Series 1998A, 5.750%, 7/01/25 - FSA Insured

       5,000 Louisiana Public Facilities Authority, Hospital Revenue       1/08 at 102.00      BBB+  4,671,000
              Refunding Bonds, Lincoln Health System, Series 1998,
              5.150%, 1/01/19

       2,300 Louisiana Public Facilities Authority, Hospital Revenue       8/09 at 101.00      BBB+  2,269,272
              Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29

       3,400 Louisiana Public Facilities Authority, Health Facilities        No Opt. Call       Aa1  3,511,520
              Revenue Refunding Bonds, Sisters of Mercy Health System of
              St. Louis, Inc., Series 1993A, 5.000%, 6/01/19

       2,500 Louisiana Public Facilities Authority, Revenue Bonds,        11/04 at 102.00       AAA  2,591,550
              General Health, Inc., Series 1994, 6.375%,11/01/24 - MBIA
              Insured

         380 Louisiana Public Facilities Authority, Revenue Bonds, Mary    1/05 at 102.00       AAA    395,291
              Bird Perkins Cancer Center Project, Series 1994, 6.200%,
              1/01/19 - FSA Insured

       2,180 St. Tammany Parish Hospital Service District 2, Louisiana,   10/04 at 102.00       AAA  2,255,363
              Hospital Revenue Bonds, Series 1994, 6.250%, 10/01/14 -
              CONNIE LEE/AMBAC Insured

       1,000 Terrebonne Parish Hospital Service District 1, Louisiana,     4/08 at 102.00       AAA  1,010,850
              Hospital Revenue Bonds, Terrebonne General Medical Center,
              Series 1998, 5.375%, 4/01/28 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.6%

       1,000 Louisiana Local Government Environmental Facilities and       6/12 at 105.00       Aaa  1,088,700
              Community Development Authority, GNMA Collateralized
              Mortgage Revenue Refunding Bonds - Sharlo Apartments
              Project, Series 2002A, 6.500%, 6/20/37

         735 Louisiana Public Facilities Authority, Revenue Bonds,         6/04 at 102.50       AAA    769,729
              Walmsley Housing Corporation, Series 1989A, 7.500%, 6/01/21

----
17

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 9.2%

    $  1,290 Calcasieu Parish Public Trust Authority, Louisiana, Single    4/11 at 105.00       Aaa $1,350,578
              Family Mortgage Revenue Refunding Bonds, Series 2001A,
              6.050%, 4/01/32 (Alternative Minimum Tax)

       1,175 East Baton Rouge Mortgage Finance Authority, Louisiana,      10/07 at 102.00       Aaa  1,204,481
              GNMA/FNMA Mortgage-Backed Securities Program Family
              Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%,
              10/01/30 (Alternative Minimum Tax)

         865 Jefferson Parish Home Mortgage Authority, Louisiana, Single   6/10 at 105.00       Aaa    916,839
              Family Mortgage Revenue Bonds, Series 2000C-1, 7.250%,
              6/01/32 (Alternative Minimum Tax)

          20 Louisiana Housing Finance Agency, Single Family Mortgage      6/05 at 102.00       Aaa     20,178
              Revenue Bonds, Series 1995A-2, 6.550%,12/01/26
              (Alternative Minimum Tax)

         660 Louisiana Housing Finance Agency, Single Family Mortgage      6/07 at 102.00       Aaa    682,988
              Revenue Bonds, Series 1997B-1, 5.500%,12/01/22

         475 Louisiana Housing Finance Agency, Single Family Mortgage      6/07 at 102.00       Aaa    491,074
              Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17
              (Alternative Minimum Tax)

         695 Louisiana Housing Finance Agency, Single Family Mortgage      6/10 at 101.00       Aaa    733,086
              Revenue Bonds, Series 2000D-2, 7.050%, 6/01/31
              (Alternative Minimum Tax)

         635 Louisiana Public Facilities Authority, Single Family          8/07 at 102.00       Aaa    650,183
              Mortgage Revenue Refunding Bonds, Series 1997B, 5.750%,
              8/01/31

         700 New Orleans Home Mortgage Authority, Louisiana, Single       12/06 at 102.00       Aaa    716,114
              Family Mortgage Revenue Bonds, Series 1996A, 6.100%,
              12/01/29 (Alternative Minimum Tax)

         855 New Orleans Home Mortgage Authority, Louisiana, Single       12/07 at 102.00       Aaa    869,133
              Family Mortgage Revenue Bonds, Series 1997A, 5.850%,
              12/01/30 (Alternative Minimum Tax)

       1,000 New Orleans Home Mortgage Authority, Louisiana, Single       12/08 at 101.00       Aaa  1,007,790
              Family Mortgage Revenue Refunding Bonds, Series 1998B-2,
              5.200%, 12/01/21 (Alternative Minimum Tax)

       1,315 Rapides Finance Authority, Louisiana, GNMA/FNMA               6/08 at 102.00       Aaa  1,322,772
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative
              Minimum Tax)

         530 Rapides Finance Authority, Louisiana, GNMA/FNMA               6/08 at 102.00       Aaa    536,185
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.7%

       3,000 Louisiana Housing Finance Agency, GNMA Collateralized         9/05 at 103.00       AAA  3,143,610
              Mortgage Revenue Bonds, St. Dominic Assisted Care
              Facility, Series 1995, 6.950%, 9/01/36
--------------------------------------------------------------------------------------------------------------
             Materials - 2.9%

       1,000 DeSoto Parish, Louisiana, Environmental Improvement Revenue   6/05 at 102.00       BBB  1,043,910
              Refunding Bonds, International Paper Company Project,
              Series 1995B, 6.550%, 4/01/19 (Alternative Minimum Tax)

       1,250 DeSoto Parish, Louisiana, Environmental Improvement Revenue  11/08 at 101.00       BBB  1,221,863
              Bonds, International Paper Company Project, Series 1998A,
              5.600%, 11/01/22 (Alternative Minimum Tax)

       1,000 Natchitoches Parish, Louisiana, Solid Waste Disposal          6/04 at 102.00       BBB  1,009,490
              Revenue Bonds, Willamette Industries, Series 1993, 5.875%,
              12/01/23 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.4%

       1,000 New Orleans, Louisiana, General Obligation Bonds, Series        No Opt. Call       AAA  1,101,680
              1998, 5.500%, 12/01/21 - FGIC Insured

       2,000 New Orleans, Louisiana, General Obligation Refunding Bonds,     No Opt. Call       AAA  1,562,560
              Series 1991, 0.000%, 9/01/10 - AMBAC Insured

      13,875 Orleans Parish School Board, Louisiana, General Obligation      No Opt. Call       AAA  8,141,434
              Refunding Bonds, Series 1991, 0.000%, 2/01/15 - FGIC
              Insured


----
18

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.3%

    $  1,295 Baton Rouge, Louisiana, Public Improvement Sales and Use      8/11 at 101.00       AAA $1,296,321
              Tax Revenue Bonds, Series 2001A, 5.000%, 8/01/25 - FGIC
              Insured

             Ernest N. Morial-New Orleans Exhibition Hall Authority,
             Louisiana, Special Tax Revenue Bonds, Senior Subordinate
             Series 2003A:
         560  5.250%, 7/15/19 - AMBAC Insured                              7/13 at 100.00       AAA    589,204
       1,000  5.250%, 7/15/22 - AMBAC Insured                                No Opt. Call       AAA  1,035,510

       2,000 Ernest N. Morial-New Orleans Exhibition Hall Authority,       7/14 at 101.00       AAA  2,033,200
              Louisiana, Special Tax Revenue Bonds, Senior Subordinate
              Series 2004, 5.000%, 7/15/21 - AMBAC Insured

         335 Ernest N. Morial-New Orleans Exhibition Hall Authority,       7/06 at 101.00       AAA    351,810
              Louisiana, Special Tax Bonds, Series 1996C, 5.600%,
              7/15/25 - MBIA Insured

       1,000 Jefferson Sales Tax District, Jefferson Parish, Louisiana,   12/11 at 100.00       AAA  1,012,790
              Special Sales Tax Revenue Bonds, Series 2001, 5.000%,
              12/01/22 - AMBAC Insured

       2,650 Jefferson Sales Tax District, Jefferson Parish, Louisiana,   12/12 at 100.00       AAA  2,742,777
              Special Sales Tax Revenue Refunding Bonds, Series 2002,
              5.250%, 12/01/22 - AMBAC Insured

       5,250 Louisiana Local Government Environmental Facilities and         No Opt. Call       AAA  6,069,315
              Community Development Authority, Revenue Bonds, Capital
              Projects and Equipment Acquisition Program, Series
              2000A, 6.300%, 7/01/30 - AMBAC Insured

             Louisiana State Office Facilities Corporation, Lease
             Revenue Bonds, State Capitol Complex Program, Series 1999A:
       1,000  5.250%, 3/01/17 - MBIA Insured                               3/09 at 101.00       AAA  1,057,080
       1,000  5.250%, 3/01/18 - MBIA Insured                               3/09 at 101.00       AAA  1,053,970

       1,000 Louisiana State Office Facilities Corporation, Lease         11/13 at 100.00       AAA  1,015,360
              Revenue Bonds, State Capitol Complex Program, Series 2003,
              5.000%, 11/01/21 - MBIA Insured

         650 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA    712,634
              Revenue Bonds, Series 2000B, 5.875%,7/01/35 - MBIA Insured

       1,500 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00      BBB+  1,528,530
              Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

       1,000 University of Louisiana System, Lafayette City and Parish,    9/09 at 102.00       AAA  1,120,090
              Lease Revenue Bonds, Cajundome Convention Center, Series
              2000, 6.250%, 9/01/29 - MBIA Insured

       2,500 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB  2,769,700
              Taxes Loan Notes, Series 1999A, 6.375%, 10/01/19
--------------------------------------------------------------------------------------------------------------
             Transportation - 2.3%

         505 New Orleans Aviation Board, Louisiana, Revenue Bonds,        10/07 at 102.00       AAA    510,525
              Series 1997B-1, 5.450%, 10/01/27 (Alternative Minimum Tax)
              - AMBAC Insured

       2,100 Shreveport, Louisiana, Airport System Revenue Bonds, Series   1/08 at 102.00       AAA  2,112,474
              1997A, 5.375%, 1/01/28 (Alternative Minimum Tax) - FSA
              Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 8.9%

         705 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA    806,527
              Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
              (Pre-refunded to 7/01/10)

             Ernest N. Morial-New Orleans Exhibition Hall Authority,
             Louisiana, Special Tax Bonds, Series 1996C:
       1,455  5.600%, 7/15/25 (Pre-refunded to 7/15/06) - MBIA Insured     7/06 at 101.00       AAA  1,574,572
         210  5.600%, 7/15/25 (Pre-refunded to 7/15/06) - MBIA Insured     7/06 at 101.00       AAA    225,320

         520 Louisiana Public Facilities Authority, Hospital Revenue      11/04 at 100.00       AAA    614,838
              Refunding Bonds, Southern Baptist Hospital, Series 1986,
              8.000%, 5/15/12

       3,900 Louisiana Public Facilities Authority, Revenue Bonds,           No Opt. Call       AAA  1,756,521
              Custodial Receipts, Walmsley Housing, Series 1990B,
              0.000%, 12/01/19

             Puerto Rico Highway and Transportation Authority, Highway
             Revenue Bonds, Series 2000B:
       3,000  6.500%, 7/01/27 (Pre-refunded to 7/01/10)                    7/10 at 101.00      A***  3,538,500
         350  5.875%, 7/01/35 (Pre-refunded to 7/01/10) - MBIA Insured     7/10 at 101.00       AAA    403,585

----
19

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $  1,000 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA $  1,064,680
              Obligation Bonds, Series 2000A, 5.500%, 10/01/20

         190 Shreveport Home Mortgage Authority, Louisiana, Single           No Opt. Call       Aaa      208,901
              Family Mortgage Revenue Bonds, Series 1979A, 6.750%,
              9/01/10
----------------------------------------------------------------------------------------------------------------
             Utilities - 5.4%

       1,500 De Soto Parish, Louisiana, Pollution Control Revenue          9/09 at 102.00       AAA    1,625,055
              Refunding Bonds, Cleco Utility Group, Inc. Project, Series
              1999, 5.875%, 9/01/29 - AMBAC Insured

       1,000 St. Charles Parish, Louisiana, Environmental Improvement     11/04 at 100.00      BBB+    1,004,880
              Revenue Bonds, Louisiana Power and Light Company, Series
              1993A, 6.200%, 5/01/23 (Alternative Minimum Tax)

       2,000 St. Charles Parish, Louisiana, Environmental Improvement      7/04 at 102.00      BBB+    2,041,660
              Revenue Bonds, Louisiana Power and Light Company, Series
              1994A, 6.875%, 7/01/24 (Alternative Minimum Tax)

       1,500 St. Charles Parish, Louisiana, Solid Waste Disposal Revenue   6/04 at 101.00      BBB+    1,535,533
              Bonds, Louisiana Power and Light Company, Series 1992A,
              7.000%, 12/01/22 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 0.9%

       1,000 Terrebonne Parish Waterworks District 1, Louisiana, Water    11/13 at 101.00       AAA    1,065,690
              Revenue Bonds, Series 2003A, 5.250%, 11/01/18 - AMBAC
              Insured
----------------------------------------------------------------------------------------------------------------
    $117,925 Total Long-Term Investments (cost $109,220,741) - 98.2%                                 112,561,523
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.8%                                                      2,109,840
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $114,671,363
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                See accompanying notes to financial statements.

----
20

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.1%

    $  3,000 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $2,443,020
              Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.8%

       4,220 North Carolina Educational Facilities Finance Agency,        10/06 at 102.00       AA+  4,334,953
              Revenue Refunding Bonds, Duke University, Series 1996B,
              5.000%, 10/01/17

       1,000 North Carolina Capital Facilities Financing Agency, Revenue   4/13 at 100.00       AAA  1,025,160
              Bonds, Johnson and Wales University, Series 2003A, 5.250%,
              4/01/23 - XLCA Insured

       3,000 North Carolina Capital Facilities Financing Agency, Revenue  10/11 at 100.00       AA+  2,980,020
              Bonds, Duke University, Series 2001A, 5.125%, 10/01/41

       1,000 North Carolina Education Assistance Authority, Subordinate    7/05 at 102.00        A2  1,033,730
              Lien Guaranteed Student Loan Revenue Bonds, Series 1995A,
              6.300%, 7/01/15 (Alternative Minimum Tax)

       1,025 University of North Carolina, Asheville, General Revenue      6/12 at 100.00       Aaa  1,082,769
              Refunding Bonds, Series 2002A, 5.000%, 6/01/15 - AMBAC
              Insured

             University of North Carolina, Chapel Hill, Utilities System
             Revenue Refunding Bonds, Series 1997:
       4,000  0.000%, 8/01/15                                                No Opt. Call       Aa1  2,369,720
       4,265  0.000%, 8/01/18                                                No Opt. Call       Aa1  2,112,028
       2,750  0.000%, 8/01/20                                                No Opt. Call       Aa1  1,202,492

       3,000 University of North Carolina, Chapel Hill, System Net         6/11 at 100.00       AA+  3,067,950
              Revenue Bonds, Series 2001A, 5.000%, 12/01/20

       1,710 University of North Carolina, Chapel Hill, System Net           No Opt. Call       AA+  1,864,396
              Revenue Bonds, Series 2002B, 5.000%, 12/01/11

       1,160 University of North Carolina System, Pooled Revenue          10/12 at 100.00       AAA  1,235,272
              Refunding Bonds, Series 2002A, 5.375%, 4/01/20 - AMBAC
              Insured

       1,035 University of North Carolina System, Pooled Revenue Bonds,   10/12 at 100.00       AAA  1,102,161
              Series 2002B, 5.375%, 4/01/20 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Energy - 0.7%

       1,500 Virgin Islands Public Finance Authority, Refinery Revenue     1/14 at 100.00      BBB-  1,547,625
              Bonds, Hovensa LLC, Series 2003, 6.125%, 7/01/22
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Healthcare - 12.9%

       5,500 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/06 at 102.00        AA  5,803,435
              Healthcare System Revenue Refunding Bonds, Series 1996A,
              5.875%, 1/15/26

       3,500 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/07 at 102.00        AA  3,524,850
              Healthcare System Revenue Bonds, DBA Carolinas Healthcare
              System, Series 1997A, 5.125%, 1/15/22

       2,100 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/11 at 101.00        AA  2,029,398
              Healthcare System Revenue Bonds, DBA Carolinas Healthcare
              System, Series 2001A, 5.000%, 1/15/31

       4,000 Cumberland County, North Carolina, Hospital Facility         10/09 at 101.00        A-  3,877,120
              Revenue Bonds, Cumberland County Hospital System, Inc.,
              Cape Fear Valley Health System, Series 1999, 5.250%,
              10/01/29

       1,055 North Carolina Medical Care Commission, Healthcare            1/12 at 100.00         A  1,108,478
              Facilities Revenue Bonds, Union Regional Medical Center,
              Series 2002A, 5.250%, 1/01/14

       1,750 North Carolina Medical Care Commission, Healthcare Revenue    5/07 at 100.00       AA-  1,767,150
              Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21

             North Carolina Medical Care Commission, Healthcare
             Facilities Revenue Bonds, Scotland Memorial Hospital,
             Series 1999:
         625  5.500%, 10/01/19 - RAAI Insured                             10/08 at 102.00        AA    653,394
       1,385  5.500%, 10/01/29 - RAAI Insured                             10/08 at 102.00        AA  1,392,978

       3,500 North Carolina Medical Care Commission, Hospital Revenue      6/09 at 102.00         A  3,710,385
              Bonds, Southeastern Regional Medical Center, Series 1999,
              6.250%, 6/01/29

       4,000 North Carolina Medical Care Commission, Health System        10/11 at 101.00        AA  4,003,720
              Revenue Bonds, Mission-St. Joseph's Health System, Series
              2001, 5.250%, 10/01/31
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.8%

       4,000 Mecklenburg County, North Carolina, FNMA Multifamily          7/13 at 105.00       AAA  4,007,640
              Housing Revenue Bonds, Little Rock Apartments, Series
              2003, 5.375%, 1/01/36 (Alternative Minimum Tax)

----
21

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 12.5%

    $  6,800 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00        AA $6,903,156
              Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%,
              7/01/30 (Alternative Minimum Tax)

             North Carolina Housing Finance Agency, Single Family
             Revenue Bonds, Series 1994Y:
         885  6.300%, 9/01/15                                              9/04 at 102.00        AA    905,081
         805  6.350%, 3/01/18                                              9/04 at 102.00        AA    823,072

       2,785 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00        AA  2,877,629
              Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%,
              1/01/29 (Alternative Minimum Tax)

         900 North Carolina Housing Finance Agency, Single Family          3/05 at 102.00        AA    923,805
              Revenue Bonds, Series 1995BB, 6.500%, 9/01/26 (Alternative
              Minimum Tax)

       1,815 North Carolina Housing Finance Agency, Single Family          3/05 at 102.00        AA  1,803,729
              Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative
              Minimum Tax)

       2,760 North Carolina Housing Finance Agency, Single Family          3/06 at 102.00        AA  2,736,899
              Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative
              Minimum Tax)

       1,385 North Carolina Housing Finance Agency, Home Ownership         7/10 at 100.00       AAA  1,392,922
              Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%,
              7/01/32 (Alternative Minimum Tax) - AMBAC Insured

       2,140 North Carolina Housing Finance Agency, Single Family          3/07 at 101.50        AA  2,190,718
              Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative
              Minimum Tax)

       1,510 North Carolina Housing Finance Agency, Single Family          3/08 at 101.00        AA  1,542,948
              Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative
              Minimum Tax)

       1,270 North Carolina Housing Finance Agency, Home Ownership         1/09 at 101.00        AA  1,272,375
              Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%,
              7/01/26 (Alternative Minimum Tax)

       3,845 North Carolina Housing Finance Agency, Home Ownership         1/09 at 100.00        AA  3,856,304
              Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%,
              7/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.4%

       1,000 North Carolina Medical Care Commission, First Mortgage       11/14 at 100.00       N/R    953,930
              Revenue Bonds, Deerfield Episcopal Retirement Community,
              Inc., Series 2004A, 5.000%, 11/01/23
--------------------------------------------------------------------------------------------------------------
             Materials - 5.9%

       1,400 Haywood County Industrial Facilities and Pollution Control    9/05 at 102.00      Baa2  1,464,022
              Financing Authority, North Carolina, Environmental
              Improvement Revenue Bonds, Champion International
              Corporation Project, Series 1995, 6.250%, 9/01/25
              (Alternative Minimum Tax)

       1,600 Haywood County Industrial Facilities and Pollution Control   10/04 at 101.50       BBB  1,584,240
              Financing Authority, North Carolina, Solid Waste Disposal
              Revenue Bonds, Champion International Corporation Project,
              Series 1993, 5.500%, 10/01/18 (Alternative Minimum Tax)

       3,100 Haywood County Industrial Facilities and Pollution Control    3/06 at 102.00      Baa2  3,243,034
              Financing Authority, North Carolina, Pollution Control
              Revenue Refunding Bonds, Champion International
              Corporation Project, Series 1995, 6.000%, 3/01/20

         400 Martin County Industrial Facilities and Pollution Control     9/04 at 100.00       BBB    403,672
              Financing Authority, North Carolina, Solid Waste Disposal
              Revenue Bonds, Weyerhaeuser Company, Series 1991, 7.250%,
              9/01/14 (Alternative Minimum Tax)

       6,000 Martin County Industrial Facilities and Pollution Control    11/04 at 102.00       BBB  6,145,860
              Financing Authority, North Carolina, Solid Waste Disposal
              Revenue Bonds, Weyerhaeuser Company, Series 1994, 6.800%,
              5/01/24 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.9%

       2,340 Charlotte, North Carolina, General Obligation Bonds, Series   7/12 at 100.00       AAA  2,370,186
              2002A, 5.000%, 7/01/24

       1,875 Cumberland County, North Carolina, General Obligation         2/12 at 101.00       AA-  1,923,300
              School Bonds, Series 2002, 5.000%, 2/01/21

       2,000 North Carolina, General Obligation Bonds, Series 2004A,       3/14 at 100.00       AAA  2,053,480
              5.000%, 3/01/22 (DD, settling 6/01/04)

----
22

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.5%

    $    500 Asheville, North Carolina, Certificates of Participation,     8/04 at 100.00        A1 $  501,895
              Series 1992, 6.500%, 2/01/08

             Cabarrus County, North Carolina, Certificates of
             Participation, Series 2002:
       1,330  5.250%, 2/01/19                                              2/13 at 100.00       AA-  1,392,630
       3,990  5.000%, 2/01/22                                              2/13 at 100.00       AA-  4,030,299

       3,000 Charlotte, North Carolina, Certificates of Participation,    12/10 at 101.00       AA+  3,128,190
              Convention Facilities Project, Series 2000B, 5.500%,
              12/01/25

       1,975 Charlotte, North Carolina, Certificates of Participation,     6/10 at 101.00       AA+  2,054,652
              Public Safety Facilities Project, Series 2000D, 5.500%,
              6/01/25

       1,400 Charlotte, North Carolina, Certificates of Participation,     6/13 at 100.00       AA+  1,436,162
              Governmental Facilities Projects, Series 2003G, 5.375%,
              6/01/26

       1,750 Charlotte, North Carolina, Storm Water Fee Revenue Bonds,     6/12 at 101.00       AA+  1,754,393
              Series 2002, 5.000%, 6/01/25

       2,255 Dare County, North Carolina, Certificates of Participation,  12/12 at 100.00       AAA  2,407,461
              Series 2002, 5.250%, 6/01/16 - AMBAC Insured

         600 Durham, North Carolina, Certificates of Participation,        6/05 at 102.00       AA+    631,164
              Series 1995, 5.800%, 6/01/15

       2,000 Harnett County, North Carolina, Certificates of              12/12 at 101.00       AAA  2,036,460
              Participation, Series 2002, 5.125%, 12/01/23 - FSA Insured

       1,820 Iredell County, North Carolina, Certificates of              10/13 at 100.00       Aaa  1,919,499
              Participation, Public Facilities Project, Series 2003,
              5.250%, 10/01/18 - AMBAC Insured

             Lee County, North Carolina, Certificates of Participation,
             Public Schools and Community College, Series 2004:
       1,715  5.250%, 4/01/19 - FSA Insured                                4/14 at 100.00       AAA  1,804,420
       1,715  5.250%, 4/01/21 - FSA Insured                                4/14 at 100.00       AAA  1,783,737
         715  5.250%, 4/01/22 - FSA Insured                                4/14 at 100.00       AAA    739,675

             North Carolina Infrastructure Finance Corporation,
             Certificates of Participation, Correctional Facilities,
             Series 2004A:
       2,250  5.000%, 2/01/21                                              2/14 at 100.00       AA+  2,286,968
       1,000  5.000%, 2/01/22                                              2/14 at 100.00       AA+  1,011,020

       1,290 North Carolina, Certificates of Participation, Series 2003,   6/13 at 100.00       AA+  1,319,257
              5.250%, 6/01/22

       2,500 North Carolina, Certificates of Particiaption, Repair and     6/14 at 100.00       AA+  2,556,325
              Renovation Project, Series 2004B, 5.000%, 6/01/20

             Pitt County, North Carolina, Certificates of Participation,
             Public Facilities Project, Series 1997A:
       1,250  5.550%, 4/01/12 - MBIA Insured                               4/07 at 102.00       AAA  1,362,138
       1,000  5.850%, 4/01/17 - MBIA Insured                               4/07 at 102.00       AAA  1,090,410

             Ramseur, North Carolina General Obligation Water Refunding
             Bonds, Series 1997:
         120  5.750%, 6/01/18                                              6/07 at 102.00       N/R    125,842
         125  5.750%, 6/01/19                                              6/07 at 102.00       N/R    130,798
         125  5.750%, 6/01/20                                              6/07 at 102.00       N/R    130,439
         130  5.750%, 6/01/21                                              6/07 at 102.00       N/R    135,285
         105  5.750%, 6/01/22                                              6/07 at 102.00       N/R    109,029

             Randolph County, North Carolina, Certificates of
             Participation, Series 2004:
       1,890  5.000%, 6/01/14 - FSA Insured                                  No Opt. Call       AAA  2,028,650
       1,000  5.000%, 6/01/20 - FSA Insured                                6/14 at 102.00       AAA  1,025,900

       1,000 Rutherford County, North Carolina, Certificates of            9/12 at 101.00       AAA  1,017,350
              Participation, Series 2002, 5.000%, 9/01/21 - AMBAC Insured

       1,895 Union County, North Carolina, Certificates of                 6/13 at 101.00       AAA  1,957,402
              Participation, Series 2003, 5.000%, 6/01/19 - AMBAC Insured

       2,350 Winston-Salem, North Carolina, Certificates of                6/11 at 101.00       AA+  2,407,364
              Participation, Series 2001A, 5.000%, 6/01/20

----
23

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                 Optional Call               Market
Amount (000) Description                                                       Provisions* Ratings**      Value
---------------------------------------------------------------------------------------------------------------
             Transportation - 6.6%

    $  6,000 Charlotte, North Carolina, Airport Revenue Bonds, Series       7/09 at 101.00       AAA $6,436,620
              1999B, 6.000%, 7/01/28 (Alternative Minimum Tax) - MBIA
              Insured

         710 Piedmont Triad Airport Authority, North Carolina, Airport      7/09 at 101.00       AAA    777,855
              Revenue Bonds, Series 1999B, 6.000%, 7/01/21 (Alternative
              Minimum Tax) - FSA Insured

       2,750 Piedmont Triad Airport Authority, North Carolina, Airport      7/11 at 101.00       AAA  2,933,618
              Revenue Bonds, Series 2001A, 5.250%, 7/01/15 - FSA Insured

             Raleigh Durham Airport Authority, North Carolina, Airport
             Revenue Bonds, Series 2001A:
       2,445  5.250%, 11/01/19 - FGIC Insured                               5/11 at 101.00       Aaa  2,524,047
       1,710  5.000%, 11/01/31 - FGIC Insured                               5/11 at 101.00       Aaa  1,683,581
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.6%

          95 Asheville Housing Development Corporation, North Carolina,    11/09 at 100.00    N/R***    114,125
              First Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11
              (Pre-refunded to 11/01/09)

       1,000 Charlotte, North Carolina, General Obligation Water and        4/05 at 102.00       AAA  1,052,790
              Sewer Bonds, Series 1995, 5.400%, 4/01/20 (Pre-refunded to
              4/01/05)

       1,830 Charlotte, North Carolina, General Obligation Water and        4/05 at 102.00       AAA  1,926,606
              Sewer Bonds, Series 1995A, 5.400%, 4/01/20 (Pre-refunded
              to 4/01/05)

       4,500 Charlotte, North Carolina, Water and Sewer System Revenue      6/10 at 101.00       AAA  5,005,170
              Bonds, Series 2000, 5.250%, 6/01/25 (Pre-refunded to
              6/01/10)

       1,845 Fayetteville Public Works Commission, North Carolina,          3/05 at 102.00       AAA  1,934,464
              Revenue Bonds, Series 1995A, 5.250%, 3/01/16 (Pre-refunded to 3/01/05) - AMBAC Insured

             Harnett County, North Carolina, Certificates of
             Participation, Harnett County Projects, Series 1994:
       1,000  6.200%, 12/01/06 (Pre-refunded to 12/01/04) - AMBAC Insured  12/04 at 102.00       AAA  1,044,550
       1,750  6.200%, 12/01/09 (Pre-refunded to 12/01/04) - AMBAC Insured  12/04 at 102.00       AAA  1,827,963
         500  6.400%, 12/01/14 (Pre-refunded to 12/01/04) - AMBAC Insured  12/04 at 102.00       AAA    522,780

         995 North Carolina Eastern Municipal Power Agency, Power System    7/04 at 100.00       AAA  1,213,303
              Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18

          25 North Carolina Medical Care Commission, Hospital Revenue         No Opt. Call       AAA     27,848
              Bonds, Memorial Mission Hospital, Series 1979A, 7.625%,
              10/01/08

       5,750 University of North Carolina, Chapel Hill, Revenue Bonds,      2/06 at 102.00     AA***  6,172,223
              Hospital System, Series 1996, 5.250%, 2/15/26
              (Pre-refunded to 2/15/06)
---------------------------------------------------------------------------------------------------------------
             Utilities - 11.2%

       2,000 Greenville, North Carolina, Combined Enterprise System         9/04 at 102.00        A+  2,058,420
              Revenue Bonds, Series 1994, 6.000%, 9/01/16

             North Carolina Eastern Municipal Power Agency, Power System
             Revenue Refunding Bonds, Series 1993B:
       1,540  5.500%, 1/01/17 - FGIC Insured                                7/04 at 100.00       AAA  1,543,927
       5,300  6.000%, 1/01/18 - AMBAC Insured                                 No Opt. Call       AAA  6,086,944

       5,000 North Carolina Eastern Municipal Power Agency, Power System    1/10 at 101.00       BBB  5,453,500
              Revenue Bonds, Series 1999D, 6.750%, 1/01/26

       4,165 North Carolina Municipal Power Agency 1, Catawba Electric      1/10 at 101.00      BBB+  4,532,894
              Revenue Bonds, Series 1999B, 6.500%, 1/01/20

       2,000 North Carolina Municipal Power Agency 1, Catawba Electric      1/13 at 100.00       AAA  2,147,840
              Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC
              Insured

         870 Shelby, North Carolina, Combined Enterprise System Revenue     5/05 at 102.00        A-    889,853
              Bonds, Series 1995A, 5.500%, 5/01/17

       1,500 Wake County Industrial Facilities and Pollution Control        2/12 at 101.00        A3  1,568,580
              Financing Authority, North Carolina, Revenue Refunding
              Bonds, Carolina Power and Light Company, Series 2002,
              5.375%, 2/01/17

----
24

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.6%

    $  1,280 Brunswick County, North Carolina, Enterprise System Revenue  4/14 at 100.00       AAA $  1,325,184
              Bonds, Series 2004A, 5.250%, 4/01/23 (WI, settling
              6/03/04) - FSA Insured

       2,000 Charlotte, North Carolina, Water and Sewer System Revenue    6/11 at 101.00       AAA    2,022,640
              Bonds, Series 2001, 5.125%, 6/01/26

       1,000 Orange Water and Sewer Authority, North Carolina, Water and  7/14 at 100.00       AA+    1,054,860
              Sewerage System Revenue Bonds, Series 2004A, 5.250%,
              7/01/20 (WI, settling 6/17/04)

       1,330 Union County, North Carolina, Enterprise System Revenue      6/13 at 100.00       AAA    1,321,536
              Bonds, Series 2003A, 5.000%, 6/01/29 - FSA Insured
---------------------------------------------------------------------------------------------------------------
    $214,380 Total Long-Term Investments (cost $208,603,712) - 99.5%                                216,168,741
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.5%                                                     1,022,170
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $217,190,911
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (DD)Portion of security purchased on a delayed delivery basis.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
25

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 2.1%

    $  7,000 Maury County Industrial Development Board, Tennessee,         9/04 at 102.00        A3 $ 7,195,580
              Multi-Modal Interchangeable Rate Pollution Control Revenue
              Refunding Bonds, Saturn Corporation, Series 1994, 6.500%,
              9/01/24
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.4%

       1,245 South Fulton Industrial Development Board, Tennessee,        10/05 at 102.00      Baa3   1,274,668
              Revenue Bonds, Tyson Foods, Inc., Series 1995, 6.400%,
              10/01/20 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 1.9%

             Tennessee State School Bond Authority, Higher Educational
             Facilities Second Program Bonds, Series 2002A:
       2,155  5.125%, 5/01/22 - FSA Insured                                5/12 at 100.00       AAA   2,204,479
       2,000  5.125%, 5/01/27 - FSA Insured                                5/12 at 100.00       AAA   2,013,520
       2,000  5.250%, 5/01/29 - FSA Insured                                5/12 at 100.00       AAA   2,030,340
---------------------------------------------------------------------------------------------------------------
             Energy - 1.2%

       4,000 Maury County Industrial Development Board, Tennessee, Solid   8/10 at 100.00      BBB+   4,170,120
              Waste Disposal Revenue Bonds, Occidental Petroleum
              Company, Series 2000B, 6.300%, 8/01/18
---------------------------------------------------------------------------------------------------------------
             Healthcare - 19.2%

       3,060 Blount County, Tennessee, Hospital Revenue Improvement        7/08 at 100.00      Baa1   2,938,640
              Bonds, Blount Memorial Hospital, Series 1998B, 5.125%,
              7/01/19

       7,465 Bristol Health and Educational Facilities Board, Tennessee,     No Opt. Call       AAA   8,732,856
              Hospital Revenue Refunding Bonds, Bristol Memorial
              Hospital, Series 1993, 6.750%, 9/01/10 - FGIC Insured

       4,030 Jackson, Tennessee, Hospital Revenue Refunding and            4/05 at 102.00       AAA   4,194,142
              Improvement Bonds, Jackson-Madison County General Hospital
              Project, Series 1995, 5.625%, 4/01/15 - AMBAC Insured

       1,000 Knox County Health, Educational and Housing Facilities          No Opt. Call       AAA   1,156,290
              Board, Tennessee, Hospital Revenue Bonds, Fort Sanders
              Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 -
              MBIA Insured

       3,675 Knox County Health, Educational and Housing Facilities        4/12 at 101.00      Baa3   3,749,492
              Board, Tennessee, Hospital Facilities Revenue Bonds,
              Baptist Health System of East Tennessee, Inc., Series
              2002, 6.375%, 4/15/22

       8,795 Knox County Health, Educational and Housing Facilities        4/09 at 101.00      Baa1   8,759,292
              Board, Tennessee, Revenue Bonds, University Health System,
              Inc., Series 1999, 5.625%, 4/01/29

       4,000 Metropolitan Government of Nashville and Davidson County     11/10 at 101.00         A   4,265,360
              Health and Educational Facilities Board, Tennessee,
              Sunbelt Obligated Group, Adventist Health System, Series
              2000, 6.600%, 11/15/30

             Montgomery County Health, Educational and Housing Board,
             Tennessee, Hospital Revenue Refunding and Improvement
             Bonds, Clarksville Regional Health System, Series 1998:
       1,500  5.375%, 1/01/18                                              1/08 at 101.00      Baa2   1,498,485
       7,500  5.375%, 1/01/28                                              1/08 at 101.00      Baa2   6,960,975

      10,200 Shelby County Health, Educational and Housing Facilities      7/09 at 102.00        AA  10,157,670
              Board, Tennessee, Revenue Bonds, St. Jude's Children's
              Research, Series 1999, 5.375%, 7/01/29

       3,750 Sullivan County Health, Educational and Housing Facilities    9/12 at 101.00      BBB+   3,819,413
              Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
              System, Series 2002, 6.250%, 9/01/22

             Sullivan County Health, Educational and Housing Facilities
             Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
             System, Series 2003:
       2,000  5.000%, 9/01/15 - RAAI Insured                               9/13 at 100.00        AA   2,058,860
       3,500  5.000%, 9/01/18 - RAAI Insured                               9/13 at 100.00        AA   3,521,665

       2,500 Sumner County Health, Educational and Housing Facilities     11/04 at 102.00        A-   2,577,450
              Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
              Health System, Inc., Series 1994, 7.500%, 11/01/14
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.6%

             Chattanooga Health, Educational and Housing Facilities
             Board, Tennessee, GNMA Collateralized Housing Revenue
             Bonds, Rainbow Creek Apartments Project, Series 1999:
         455  6.125%, 11/20/19 (Alternative Minimum Tax)                  11/09 at 102.00       AAA     477,918
       3,955  6.375%, 11/20/39 (Alternative Minimum Tax)                  11/09 at 102.00       AAA   4,117,353

       3,500 Franklin Industrial Development Board, Tennessee, Senior     10/06 at 102.00       AAA   3,618,965
              Multifamily Housing Revenue Bonds, Landings Apartments
              Project, Series 1996A, 6.000%, 10/01/26 - FSA Insured

----
26

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

             Metropolitan Government of Nashville and Davidson Counties,
             Tennessee, FHA-Insured Housing Revenue Bonds, Herman Street
             Apartments, Series 1992:
     $   250  7.000%, 6/01/17                                              6/04 at 101.00       AAA $   254,425
         495  7.250%, 6/01/32                                              6/04 at 101.00       AAA     502,826

       3,485 Metropolitan Government of Nashville and Davidson County      3/10 at 102.00       Aaa   3,558,255
              Health and Educational Facilities Board, Tennessee, GNMA
              Collateralized Multifamily Housing Revenue Bonds,
              Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative
              Minimum Tax)

       2,720 Metropolitan Government of Nashville and Davidson Counties,   1/10 at 102.00       Aaa   2,807,611
              Tennessee, GNMA Collateralized Multifamily Housing Revenue
              Refunding Bonds, Valley Forge Apartments, Series 2000A,
              6.375%,1/20/31
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 7.7%

          95 Hamilton County, Tennessee, Single Family Mortgage Revenue    9/04 at 100.00       AAA      95,231
              Bonds, Home Purchase and Rehabilitation Program, Series
              1990, 8.000%, 9/01/23 (Alternative Minimum Tax)

       2,005 Tennessee Housing Development Agency, Homeownership Program   7/06 at 102.00        AA   2,013,060
              Bonds, Series 1996-4A, 6.375%, 7/01/22 (Alternative
              Minimum Tax)

         555 Tennessee Housing Development Agency, Homeownership Program   7/07 at 102.00        AA     571,700
              Bonds, Series 1996-3A, 5.850%, 7/01/17 (Alternative
              Minimum Tax)

       5,315 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA   5,347,847
              Bonds, Series 1998-2, 5.375%, 7/01/29 (Alternative Minimum
              Tax)

       6,700 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA   6,780,199
              Remarketed Bonds, Series 1996-5B, 5.375%, 7/01/23
              (Alternative Minimum Tax)

       2,285 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA   2,381,587
              Bonds, Series 1999-3, 6.000%, 1/01/20 (Alternative Minimum
              Tax)

       2,000 Tennessee Housing Development Agency, Homeownership Program   7/13 at 100.00        AA   2,065,260
              Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum
              Tax)

       6,400 Tennessee Housing Development Agency, Homeownership Program   7/11 at 100.00       AAA   6,498,304
              Bonds, Series 2002A, 5.400%, 7/01/32 (Alternative Minimum
              Tax) - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.8%

       2,590 Metropolitan Government of Nashville and Davidson County      2/08 at 102.00        AA   2,627,581
              Health and Educational Facilities Board, Tennessee, Health
              Facility Revenue Bonds, Richland Place, Inc. Project,
              Series 1993, 5.500%, 5/01/23 - RAAI Insured
---------------------------------------------------------------------------------------------------------------
             Materials - 4.6%

       3,000 Chattanooga Industrial Development Board, Tennessee,          7/04 at 102.50       AA-   3,093,840
              Pollution Control Revenue Bonds, E.I. du Pont de Nemours
              and Company, Series 1982A, 6.350%, 7/01/22

      12,000 Humphreys County Industrial Development Board, Tennessee,    11/04 at 102.00       AA-  12,276,600
              Solid Waste Disposal Facility Bonds, E.I. du Pont de
              Nemours and Company Project, Series 1994, 6.700%, 5/01/24
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 13.7%

       2,250 Dickson County, Tennessee, General Obligation Refunding       3/13 at 102.00       Aaa   2,380,365
              Bonds, Series 2002, 5.000%, 3/01/17 - FGIC Insured

       6,070 Knoxville, Tennessee, General Obligation Bonds, Series        5/12 at 100.00        AA   6,083,536
              2002A, 5.000%, 5/01/25

       1,000 Lincoln County, Tennessee, General Obligation Refunding         No Opt. Call       Aaa   1,086,730
              Bonds, Series 2001, 5.250%, 4/01/19 - FGIC Insured

       1,000 Marion County, Tennessee, General Obligation Rural School     4/11 at 100.00       Aaa   1,005,400
              Bonds, Series 2001, 5.000%, 4/01/24 - AMBAC Insured

       1,000 Memphis, Tennessee, General Improvement Bonds, Series        10/07 at 101.00        AA   1,021,070
              1999A, 5.000%, 10/01/19

       3,100 Memphis, Tennessee, General Improvement Bonds, Series 2002,  11/10 at 101.00        AA   3,209,740
              5.250%, 11/01/22

             Memphis, Tennessee, General Obligation Bonds, Series 2003:
       2,005  5.000%, 5/01/16                                              5/11 at 101.00        AA   2,105,009
       1,500  5.000%, 5/01/20                                              5/11 at 101.00        AA   1,539,600

----
27

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  6,000 Metropolitan Government of Nashville and Davidson County,     5/07 at 102.00        AA $ 6,039,300
              Tennessee, General Obligation Refunding Bonds, Series
              1997, 5.125%, 5/15/25

             Metropolitan Government of Nashville and Davidson County,
             Tennessee, General Obligation Bonds, Residual Option Longs
             Series 2001-II-R52:
       2,350  14.090%, 10/15/17 (IF)                                      10/11 at 100.00       AA-   2,930,779
       2,480  14.498%, 10/15/18 (IF)                                      10/11 at 100.00       AA-   2,921,514

       2,600 Montgomery County, Tennessee, General Obligation Bonds,       5/14 at 102.00       Aaa   2,772,432
              Series 2004, 5.000%, 5/01/15 - FGIC Insured

       1,120 Overton County, Tennessee, General Obligation Bonds, Series     No Opt. Call       Aaa   1,203,059
              2004, 5.000%, 4/01/14 - MBIA Insured

             Putnam County, Tennessee, General Obligation School
              Refunding Bonds, Series 2001:
       1,000  5.250%, 4/01/18 - FGIC Insured                                 No Opt. Call       Aaa   1,088,980
       2,960  5.250%, 4/01/19 - FGIC Insured                                 No Opt. Call       Aaa   3,216,721
       2,645  5.250%, 4/01/20 - FGIC Insured                                 No Opt. Call       Aaa   2,863,160

       1,205 Roane County, Tennessee, General Obligation Rural School      5/14 at 100.00       Aaa   1,274,022
              Bonds, Series 2004, 5.000%, 5/01/16 - MBIA Insured

         750 Shelby County, Tennessee, General Obligation Refunding        4/05 at 101.00       AA+     781,613
              Bonds, Series 1995A, 5.625%, 4/01/14

       1,000 Williamson County, Tennessee, General Obligation Bonds,       3/13 at 102.00       Aa1   1,063,220
              Rural School, Series 2002, 5.000%, 3/01/17

       1,435 Williamson County, Tennessee, General Obligation Bonds,         No Opt. Call       Aa1   1,522,693
              Rural School, Series 2004, 5.000%, 4/01/18
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.6%

       5,000 Chattanooga Industrial Development Board, Tennessee, Lease   10/10 at 100.00       AAA   5,202,100
              Rental Revenue Bonds, Series 2000, 5.625%, 10/01/30 -
              AMBAC Insured

       1,790 Coffee County Public Building Authority, Manchester,          6/13 at 100.00       Aaa   1,919,327
              Tennessee, General Obligation Local Government Improvement
              Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 - AMBAC Insured

      10,000 Memphis and Shelby County Sports Authority, Inc.,            11/12 at 100.00       AAA  10,050,500
              Tennessee, Revenue Bonds, Memphis Arena, Series 2002A,
              5.125%, 11/01/28 - AMBAC Insured

       4,000 Metropolitan Government of Nashville and Davidson Counties,   6/09 at 100.00       AAA   4,002,600
              Tennessee, Revenue Refunding and Improvement Bonds,
              Meharry Medical College, Series 1996, 5.000%, 12/01/24 -
              AMBAC Insured

       4,000 Metropolitan Government of Nashville and Davidson Counties,   7/06 at 101.00       AAA   4,228,280
              Tennessee, Public Improvement Revenue Bonds, Stadium
              Project, Series 1996, 5.750%, 7/01/26 - AMBAC Insured

       3,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA   3,458,580
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26
---------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 0.8%

       2,700 Fayetteville, Tennessee, Broadband Telecommunications         4/08 at 101.00       N/R   2,786,130
              Network Revenue Bonds, Series 2000, 6.500%, 4/01/20
---------------------------------------------------------------------------------------------------------------
             Transportation - 3.8%

             Memphis-Shelby County Airport Authority, Tennessee, Airport
              Revenue Bonds, Series 1999D:
       4,000  6.000%, 3/01/24 (Alternative Minimum Tax) - AMBAC Insured    3/10 at 101.00       AAA   4,293,080
       1,640  6.125%, 3/01/25 (Alternative Minimum Tax) - AMBAC Insured    3/10 at 101.00       AAA   1,773,857

       3,710 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00       AAA   3,916,128
              Revenue Bonds, Series 2001A, 5.500%, 3/01/17 (Alternative
              Minimum Tax) - FSA Insured

       2,850 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00       AAA   2,854,931
              Revenue Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 12.3%

       1,520 Clarksville, Tennessee, Water, Sewer and Gas Revenue            No Opt. Call       AAA     869,683
              Refunding and Improvement Bonds, Series 1992, 0.000%,
              2/01/16 - MBIA Insured

       1,000 Hamilton County, Tennessee, General Obligation Bonds,         2/05 at 102.00    Aa1***   1,052,170
              Series 1995, 6.250%, 2/01/20 (Pre-refunded to 2/01/05)

       4,000 Johnson City, Tennessee, Unlimited Tax and School Sales Tax   5/06 at 100.00       AAA   4,348,600
              Revenue Bonds, Series 1994, 6.700%, 5/01/21 (Pre-refunded
              to 5/01/06) - AMBAC Insured

----
28

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Johnson City Health and Educational Facilities Board,
             Tennessee, Hospital Revenue Refunding and Improvement
             Bonds, Johnson City Medical Center, Series 1998C:
    $  7,795  5.125%, 7/01/23 - MBIA Insured                               1/09 at 101.00       AAA $  7,946,535
       2,265  5.125%, 7/01/25 - MBIA Insured                               1/09 at 101.00       AAA    2,309,032
       8,930  5.250%, 7/01/28 - MBIA Insured                               1/09 at 101.00       AAA    9,144,499

      18,670 Metropolitan Government of Nashville and Davidson County,       No Opt. Call       Aaa    7,645,925
              Tennessee, Subordinate Lien Revenue Bonds, Volunteer
              Healthcare Systems, Inc., Series 1988, 0.000%, 6/01/21

       1,075 Metropolitan Government of Nashville and Davidson County,    10/07 at 105.00    N/R***    1,322,067
              Tennessee, Revenue Bonds, Mur-Ci Homes, Inc., Series
              1992A, 9.000%, 10/01/22 (Pre-refunded to 10/01/07)

       3,000 Metropolitan Government of Nashville and Davidson County     11/09 at 101.00       AAA    3,431,040
              Health and Educational Facilities Board, Tennessee,
              Revenue Bonds, Ascension Health Credit Group, Series
              1999A, 6.000%, 11/15/30 (Pre-refunded to 11/15/09) - AMBAC
              Insured

         250 Shelby County, Tennessee, General Obligation Refunding        4/05 at 101.00    AA+***      261,175
              Bonds, Series 1995A, 5.625%, 4/01/14 (Pre-refunded to
              4/01/05)

             Wilson County, Tennessee, Certificates of Participation,
             Wilson County Educational Facilities Corporation, Series
             1994:
       1,500  6.125%, 6/30/10 (Pre-refunded to 6/30/04)                    6/04 at 102.00     A2***    1,536,285
       1,500  6.250%, 6/30/15 (Pre-refunded to 6/30/04)                    6/04 at 102.00     A2***    1,536,450
----------------------------------------------------------------------------------------------------------------
             Utilities - 10.3%

       7,500 Clarksville, Tennessee, Water, Sewer and Gas Revenue          2/11 at 100.00       Aaa    7,590,675
              Refunding and Improvement Bonds, Series 2001, 5.000%,
              2/01/22 - FSA Insured

       1,830 Clarksville, Tennessee, Water, Sewer and Gas Revenue            No Opt. Call       Aaa    1,973,307
              Refunding Bonds, Series 2002, 5.250%, 2/01/17 - FSA Insured

             Knoxville, Tennessee, Electric System Revenue Bonds, Series
             2001U:
       1,000  5.125%, 7/01/20                                              7/10 at 100.00        AA    1,031,490
       3,000  5.125%, 7/01/27                                              7/10 at 100.00        AA    3,007,950

       2,855 Memphis, Tennessee, Subordinate Lien Electric System         12/13 at 100.00       AAA    2,967,801
              Revenue Bonds, Series 2003A, 5.000%, 12/01/17 - MBIA
              Insured

       7,800 Metropolitan Government of Nashville and Davidson County,       No Opt. Call       AAA    5,892,042
              Tennessee, Electric System Revenue Bonds, Series 1996A,
              0.000%, 5/15/11 - MBIA Insured

       3,000 Metropolitan Government of Nashville and Davidson County,     5/08 at 102.00        AA    3,052,200
              Tennessee, Electric System Revenue Bonds, Series 1998A,
              5.200%, 5/15/23

       9,000 Metropolitan Government of Nashville and Davidson County,     5/11 at 100.00        AA    9,047,970
              Tennessee, Electric System Revenue Bonds, Series 2001A,
              5.125%, 5/15/26
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.2%

       1,000 Dickson County Water Authority, Tennessee, Waterworks        12/12 at 100.00       Aaa    1,028,960
              System Revenue Bonds, Series 2002, 5.000%, 12/01/19 - FGIC
              Insured

       3,000 Madison Suburban Utility District, Tennessee, Water Revenue   2/08 at 100.00       AAA    3,051,840
              Refunding Bonds, Series 1995, 5.000%, 2/01/19 - MBIA
              Insured

       5,000 Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,  10/12 at 100.00        AA    5,090,100
              Series 2002, 5.000%, 10/01/21

       1,000 Milcrofton Utility District, Williamson County, Tennessee,    2/06 at 102.00       N/R      870,590
              Junior Lien Waterworks Revenue Refunding Bonds, Series
              1996, 6.000%, 2/01/24

             Rutherford County Consolidated Utility District, Tennessee,
             Waterworks Revenue Bonds, Series 2004:
       1,295  5.000%, 2/01/20 - MBIA Insured                               2/14 at 102.00       Aaa    1,330,107
       1,300  5.000%, 2/01/22 - MBIA Insured                               2/14 at 100.00       Aaa    1,318,876

       1,220 South Blount County Utility District, Tennessee, Waterworks  12/12 at 100.00       Aaa    1,268,410
              Revenue Bonds, Series 2002, 5.000%, 12/01/17 - FGIC Insured

       2,000 White House Utility District, Robertson and Sumner            1/11 at 100.00       Aaa    2,010,120
              Counties, Tennessee, Water and Sewerage Revenue Refunding
              Bonds, Series 2001, 5.125%, 1/01/26 - FSA Insured

       1,500 Wilson County Water and Wastewater Authority, Tennessee,      3/08 at 102.00      Baa1    1,605,224
              Waterworks Revenue Refunding and Improvement Bonds, Series
              1993, 6.000%, 3/01/14
----------------------------------------------------------------------------------------------------------------
    $330,145 Total Long-Term Investments (cost $317,079,290) - 97.2%                                 326,503,438
----------------------------------------------------------------------------------------------------------------
------------

----
29

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                                Market
Amount (000) Description                                                    Ratings**        Value
--------------------------------------------------------------------------------------------------
             Short-Term Investments - 1.2%

    $  4,000 Puerto Rico Government Development Bank, Adjustable                  A-1 $  4,000,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.970%, 12/01/15 - MBIA Insured+
--------------------------------------------------------------------------------------------------
    $  4,000 Total Short-Term Investments (cost $4,000,000)                              4,000,000
--------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $321,079,290) - 98.4%                             330,503,438
             ------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                        5,216,606
             ------------------------------------------------------------------------------------
             Net Assets - 100%                                                        $335,720,044
             ------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
30

Statement of Assets and Liabilities
May 31, 2004

                                               Georgia     Louisiana North Carolina      Tennessee
--------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost
 $148,791,787, $109,220,741,
 $208,603,712 and $321,079,290,
 respectively)                           $153,603,805  $112,561,523    $216,168,741  $330,503,438
Cash                                           28,332         1,955       1,486,032       858,937
Receivables:
 Interest                                   2,695,661     1,819,664       3,717,425     4,276,318
 Investments sold                           1,300,150       800,000         987,622     3,112,947
 Shares sold                                  314,765       230,321         128,002       193,502
Other assets                                      468           359             639        15,971
--------------------------------------------------------------------------------------------------
   Total assets                           157,943,181   115,413,822     222,488,461   338,961,113
--------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                             --            --       4,129,795     1,404,316
 Shares redeemed                              307,540       199,790         173,847       269,348
Accrued expenses:
 Management fees                               73,013        53,682         100,701       153,281
 12b-1 distribution and service fees           48,966        38,619          61,840        89,943
 Other                                         42,726        30,219          50,755        86,013
Dividends payable                             551,634       420,149         780,612     1,238,168
--------------------------------------------------------------------------------------------------
   Total liabilities                        1,023,879       742,459       5,297,550     3,241,069
--------------------------------------------------------------------------------------------------
Net assets                               $156,919,302  $114,671,363    $217,190,911  $335,720,044
--------------------------------------------------------------------------------------------------
Class A Shares
Net assets                               $112,106,483  $ 81,164,325    $167,738,118  $270,281,162
Shares outstanding                         10,345,023     7,308,239      16,179,674    24,239,081
Net asset value per share                $      10.84  $      11.11    $      10.37  $      11.15
Offering price per share (net asset
 value per share plus maximum sales
 charge of 4.20% of offering price)      $      11.32  $      11.60    $      10.82  $      11.64
--------------------------------------------------------------------------------------------------
Class B Shares
Net assets                               $ 17,737,757  $ 19,004,414    $ 21,074,731  $ 21,854,048
Shares outstanding                          1,633,291     1,712,306       2,029,849     1,957,600
Net asset value and offering price per
 share                                   $      10.86  $      11.10    $      10.38  $      11.16
--------------------------------------------------------------------------------------------------
Class C Shares
Net assets                               $ 24,293,087  $ 14,287,383    $ 25,575,706  $ 41,468,977
Shares outstanding                          2,246,824     1,288,953       2,468,347     3,717,719
Net asset value and offering price per
 share                                   $      10.81  $      11.08    $      10.36  $      11.15
--------------------------------------------------------------------------------------------------
Class R Shares
Net assets                               $  2,781,975  $    215,241    $  2,802,356  $  2,115,857
Shares outstanding                            257,301        19,289         269,861       189,725
Net asset value and offering price per
 share                                   $      10.81  $      11.16    $      10.38  $      11.15
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------
Capital paid-in                          $152,378,600  $112,123,548    $209,873,096  $326,429,766
Undistributed (Over-distribution of)
 net investment income                        (83,217)      (75,244)       (108,172)     (209,482)
Accumulated net realized gain (loss)
 from investments                            (188,099)     (717,723)       (139,042)       75,612
Net unrealized appreciation of
 investments                                4,812,018     3,340,782       7,565,029     9,424,148
--------------------------------------------------------------------------------------------------
Net assets                               $156,919,302  $114,671,363    $217,190,911  $335,720,044
--------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
31

Statement of Operations
Year Ended May 31, 2004

                                              Georgia    Louisiana North Carolina      Tennessee
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Investment Income                        $ 8,661,768  $ 6,537,240    $ 11,509,927  $ 18,263,140
------------------------------------------------------------------------------------------------
Expenses
Management fees                              899,307      677,995       1,214,930     1,850,557
12b-1 service fees - Class A                 229,531      171,590         341,451       553,250
12b-1 distribution and service fees -
 Class B                                     183,838      199,673         221,924       218,743
12b-1 distribution and service fees -
 Class C                                     205,594      122,522         198,353       317,503
Shareholders' servicing agent fees and
 expenses                                     79,817       51,451         112,149       149,381
Custodian's fees and expenses                 44,120       45,073          61,016        85,183
Trustees' fees and expenses                    4,300        3,143           5,473         8,743
Professional fees                             13,736       11,624          16,145        21,251
Shareholders' reports - printing and
 mailing expenses                             31,482       25,358          40,680        48,078
Federal and state registration fees            4,612        3,241           4,291         7,770
Other expenses                                 6,855        5,909           8,998        12,065
------------------------------------------------------------------------------------------------
Total expenses before custodian fee
 credit                                    1,703,192    1,317,579       2,225,410     3,272,524
 Custodian fee credit                         (7,916)      (5,937)         (9,555)      (16,029)
------------------------------------------------------------------------------------------------
Net expenses                               1,695,276    1,311,642       2,215,855     3,256,495
------------------------------------------------------------------------------------------------
Net investment income                      6,966,492    5,225,598       9,294,072    15,006,645
------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
 from Investments
Net realized gain (loss) from
 investments                                (169,575)   1,276,475         345,135        70,428
Net change in unrealized appreciation
 (depreciation) of investments            (7,496,320)  (8,791,877)    (11,013,083)  (16,605,150)
------------------------------------------------------------------------------------------------
Net gain (loss) from investments          (7,665,895)  (7,515,402)    (10,667,948)  (16,534,722)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                         $  (699,403) $(2,289,804)   $ (1,373,876) $ (1,528,077)
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
32

Statement of Changes in Net Assets

                                                   Georgia                    Louisiana
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/04       5/31/03       5/31/04       5/31/03
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  6,966,492  $  7,072,218  $  5,225,598  $  5,848,430
Net realized gain (loss) from
 investments                                 (169,575)      999,239     1,276,475       410,113
Net change in unrealized appreciation
 (depreciation) of investments             (7,496,320)    8,430,972    (8,791,877)    6,813,616
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                             (699,403)   16,502,429    (2,289,804)   13,072,159
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (4,973,949)   (5,278,697)   (3,802,993)   (4,250,316)
 Class B                                     (692,266)     (694,331)     (777,362)     (888,811)
 Class C                                   (1,046,305)   (1,049,313)     (639,899)     (828,837)
 Class R                                     (129,712)     (135,883)       (7,427)       (5,874)
From accumulated net realized gains
 from investments:
 Class A                                           --      (368,733)           --            --
 Class B                                           --       (60,354)           --            --
 Class C                                           --       (84,324)           --            --
 Class R                                           --        (9,289)           --            --
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (6,842,232)   (7,680,924)   (5,227,681)   (5,973,838)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           19,422,497    27,032,456     9,536,206    15,464,019
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              2,672,207     3,032,982     1,840,802     2,158,303
------------------------------------------------------------------------------------------------
                                           22,094,704    30,065,438    11,377,008    17,622,322
Cost of shares redeemed                   (27,786,678)  (26,933,274)  (25,907,606)  (20,421,384)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions              (5,691,974)    3,132,164   (14,530,598)   (2,799,062)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     (13,233,609)   11,953,669   (22,048,083)    4,299,259
Net assets at the beginning of year       170,152,911   158,199,242   136,719,446   132,420,187
------------------------------------------------------------------------------------------------
Net assets at the end of year            $156,919,302  $170,152,911  $114,671,363  $136,719,446
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $    (83,217) $   (207,477) $    (75,244) $    (62,220)
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
33

                                                                                    North Carolina
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/04       5/31/03
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  9,294,072  $  9,370,959
Net realized gain (loss) from
 investments                                                                       345,135     1,929,149
Net change in unrealized appreciation
 (depreciation) of investments                                                 (11,013,083)   11,030,160
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                                                                (1,373,876)   22,330,268
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                        (7,354,679)   (7,539,046)
 Class B                                                                          (833,299)     (842,954)
 Class C                                                                          (988,015)     (968,651)
 Class R                                                                          (114,976)      (92,155)
From accumulated net realized gains
 from investments:
 Class A                                                                                --            --
 Class B                                                                                --            --
 Class C                                                                                --            --
 Class R                                                                                --            --
----------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders                                                  (9,290,969)   (9,442,806)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                26,831,432    31,206,426
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                                                                   4,560,984     4,516,770
----------------------------------------------------------------------------------------------------------
                                                                                31,392,416    35,723,196
Cost of shares redeemed                                                        (33,547,606)  (26,194,314)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                                                   (2,155,190)    9,528,882
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (12,820,035)   22,416,344
Net assets at the beginning of year                                            230,010,946   207,594,602
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $217,190,911  $230,010,946
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (108,172) $   (112,065)
----------------------------------------------------------------------------------------------------------

                                                                                       Tennessee
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/04       5/31/03
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 15,006,645  $ 15,055,783
Net realized gain (loss) from
 investments                                                                        70,428     1,198,307
Net change in unrealized appreciation
 (depreciation) of investments                                                 (16,605,150)   18,025,159
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                                                                (1,528,077)   34,279,249
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                       (12,539,770)  (12,950,777)
 Class B                                                                          (871,306)     (851,669)
 Class C                                                                        (1,690,914)   (1,447,900)
 Class R                                                                           (73,401)      (45,819)
From accumulated net realized gains
 from investments:
 Class A                                                                          (102,022)     (151,984)
 Class B                                                                            (8,594)      (11,994)
 Class C                                                                           (15,403)      (19,183)
 Class R                                                                              (595)         (522)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders                                                 (15,302,005)  (15,479,848)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                40,262,273    45,347,059
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                                                                   6,014,912     6,419,619
---------------------------------------------------------------------------------------------------------
                                                                                46,277,185    51,766,678
Cost of shares redeemed                                                        (40,785,767)  (39,692,385)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                                                    5,491,418    12,074,293
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (11,338,664)   30,873,694
Net assets at the beginning of year                                            347,058,708   316,185,014
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $335,720,044  $347,058,708
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (209,482) $    (12,516)
---------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
34

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Georgia Municipal Bond Fund ("Georgia"), Nuveen Louisiana Municipal Bond Fund ("Louisiana"), Nuveen North Carolina Municipal Bond Fund ("North Carolina") and Nuveen Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, North Carolina had outstanding when-issued and delayed delivery purchase commitments of $3,375,255. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
35

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2004, Tennessee invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Georgia, Louisiana and North Carolina did not invest in any such securities during the fiscal year ended May 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Georgia
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,105,938  $ 12,265,159   1,592,528  $ 17,470,791
  Class B                                            149,168     1,651,984     401,594     4,424,211
  Class C                                            489,417     5,429,775     463,944     5,090,519
  Class R                                              6,817        75,579       4,341        46,935
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            177,516     1,967,120     202,410     2,219,430
  Class B                                             24,904       276,489      26,673       293,023
  Class C                                             30,061       332,398      37,514       410,427
  Class R                                              8,701        96,200      10,071       110,102
-----------------------------------------------------------------------------------------------------
                                                   1,992,522    22,094,704   2,739,075    30,065,438
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,372,927)  (15,187,975) (1,883,394)  (20,657,864)
  Class B                                           (338,840)   (3,733,858)   (241,404)   (2,649,896)
  Class C                                           (781,344)   (8,554,903)   (325,106)   (3,575,126)
  Class R                                            (28,300)     (309,942)     (4,548)      (50,388)
-----------------------------------------------------------------------------------------------------
                                                  (2,521,411)  (27,786,678) (2,454,452)  (26,933,274)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (528,889) $ (5,691,974)    284,623  $  3,132,164
-----------------------------------------------------------------------------------------------------


----
36

                                                                       Louisiana
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            640,071  $  7,371,305     833,869  $  9,524,051
  Class B                                             68,969       789,580     245,160     2,801,986
  Class C                                            112,948     1,291,321     268,859     3,068,980
  Class R                                              7,233        84,000       6,092        69,002
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            116,888     1,333,139     135,521     1,542,619
  Class B                                             23,005       262,391      25,485       290,003
  Class C                                             20,910       238,176      28,170       320,054
  Class R                                                619         7,096         492         5,627
-----------------------------------------------------------------------------------------------------
                                                     990,643    11,377,008   1,543,648    17,622,322
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,487,947)  (16,853,677)   (953,192)  (10,857,312)
  Class B                                           (350,682)   (3,952,768)   (275,082)   (3,134,953)
  Class C                                           (451,878)   (5,098,661)   (568,276)   (6,420,869)
  Class R                                               (211)       (2,500)       (717)       (8,250)
-----------------------------------------------------------------------------------------------------
                                                  (2,290,718)  (25,907,606) (1,797,267)  (20,421,384)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (1,300,075) $(14,530,598)   (253,619) $ (2,799,062)
-----------------------------------------------------------------------------------------------------

                                                                    North Carolina
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,834,596  $ 19,461,768   1,656,085  $ 17,388,163
  Class B                                            183,712     1,958,659     415,265     4,381,784
  Class C                                            441,320     4,711,452     835,091     8,782,391
  Class R                                             65,717       699,553      61,849       654,088
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            347,101     3,683,752     340,681     3,578,455
  Class B                                             33,362       354,635      38,028       400,000
  Class C                                             42,610       451,840      45,013       472,277
  Class R                                              6,658        70,757       6,278        66,038
-----------------------------------------------------------------------------------------------------
                                                   2,955,076    31,392,416   3,398,290    35,723,196
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,175,808)  (22,928,994) (1,679,430)  (17,715,940)
  Class B                                           (488,123)   (5,164,044)   (238,737)   (2,507,155)
  Class C                                           (492,085)   (5,158,963)   (560,931)   (5,890,649)
  Class R                                            (28,105)     (295,605)     (7,481)      (80,570)
-----------------------------------------------------------------------------------------------------
                                                  (3,184,121)  (33,547,606) (2,486,579)  (26,194,314)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (229,045) $ (2,155,190)    911,711  $  9,528,882
-----------------------------------------------------------------------------------------------------


----
37

                                                                       Tennessee
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,538,195  $ 28,989,395   2,333,590  $ 26,450,976
  Class B                                            303,895     3,476,476     336,340     3,822,137
  Class C                                            591,894     6,775,519   1,285,226    14,647,808
  Class R                                             90,047     1,020,883      37,511       426,138
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            441,130     5,033,052     485,698     5,498,064
  Class B                                             35,917       410,227      36,778       417,013
  Class C                                             47,177       538,658      42,618       482,942
  Class R                                              2,888        32,975       1,907        21,600
-----------------------------------------------------------------------------------------------------
                                                   4,051,143    46,277,185   4,559,668    51,766,678
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,673,059)  (30,378,064) (3,073,082)  (34,796,182)
  Class B                                           (331,037)   (3,749,342)   (169,186)   (1,927,842)
  Class C                                           (577,794)   (6,574,250)   (261,103)   (2,968,240)
  Class R                                             (7,455)      (84,111)        (11)         (121)
-----------------------------------------------------------------------------------------------------
                                                  (3,589,345)  (40,785,767) (3,503,382)  (39,692,385)
-----------------------------------------------------------------------------------------------------
Net increase                                         461,798  $  5,491,418   1,056,286  $ 12,074,293
-----------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2004, were as follows:

                             Georgia   Louisiana North Carolina   Tennessee
    -----------------------------------------------------------------------
    Purchases            $29,959,958 $14,274,909    $35,016,492 $69,776,090
    Sales and maturities  35,694,433  27,910,931     34,376,486  66,014,224
    -----------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments were as follows:

                         Georgia    Louisiana North Carolina    Tennessee
-------------------------------------------------------------------------
Cost of investments $148,789,104 $109,180,461   $208,451,979 $320,999,219
-------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2004, were as follows:

                                               Georgia    Louisiana North Carolina     Tennessee
------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $5,808,734  $ 4,823,485     $ 9,049,571  $11,163,335
  Depreciation                               (994,033)  (1,442,423)     (1,332,809)  (1,659,116)
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $4,814,701  $ 3,381,062     $ 7,716,762  $ 9,504,219
------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

                                          Georgia  Louisiana North Carolina Tennessee
-------------------------------------------------------------------------------------
Undistributed net tax-exempt income       $465,794  $291,880       $520,708  $902,305
Undistributed net ordinary income*              --    12,718             --    46,309
Undistributed net long-term capital gains       --        --             --    75,612
-------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
38

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

2004                                            Georgia   Louisiana  North Carolina  Tennessee
-----------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $6,868,254 $5,271,316     $9,285,456 $15,220,220
Distributions from net ordinary income*                --         --             --         528
Distributions from net long-term capital gains         --         --             --     126,614
-----------------------------------------------------------------------------------------------

2003                                              Georgia  Louisiana North Carolina   Tennessee
-----------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $7,183,822 $6,022,443     $9,418,131 $15,296,262
Distributions from net ordinary income*           246,475         --         36,071          --
Distributions from net long-term capital gains    276,225         --             --     183,683
-----------------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                Georgia  Louisiana North Carolina
               --------------------------------------------------
               Expiration year:
                 2009           $     --  $649,233       $ 78,895
                 2010                 --    68,490         60,147
                 2011                 --        --             --
                 2012            188,099        --             --
               --------------------------------------------------
               Total            $188,099  $717,723       $139,042
               --------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Georgia Louisiana North Carolina Tennessee
----------------------------------------------------------------------------------
Sales charges collected (unaudited)    $260,672  $158,587       $211,834  $607,153
Paid to authorized dealers (unaudited)  228,190   136,443        183,963   529,488
----------------------------------------------------------------------------------


----
39

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                   Georgia Louisiana North Carolina Tennessee
  ---------------------------------------------------------------------------
  Commission advances (unaudited) $150,720   $58,021       $136,216  $294,499
  ---------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                   Georgia Louisiana North Carolina Tennessee
  ---------------------------------------------------------------------------
  12b-1 fees retained (unaudited) $185,096  $174,319       $228,322  $272,667
  ---------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2004, as follows:

                                Georgia Louisiana North Carolina Tennessee
      --------------------------------------------------------------------
      CDSC retained (unaudited) $50,606   $71,294        $85,759   $59,584
      --------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2004, to shareholders of record on June 9, 2004, as follows:

                             Georgia Louisiana North Carolina Tennessee
         --------------------------------------------------------------
         Dividend per share:
           Class A            $.0400    $.0420         $.0380    $.0420
           Class B             .0330     .0350          .0315     .0350
           Class C             .0350     .0370          .0330     .0370
           Class R             .0415     .0440          .0395     .0440
         --------------------------------------------------------------


----
40

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


GEORGIA


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                  Ending               Ending
                 Net   Invest-       ment         Invest-                     Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)      (000)
-------------------------------------------------------------------------------------------------------
Class A (3/86)
   2004       $11.34      $.49      $(.51) $(.02)   $(.48)   $  --  $(.48) $10.84      (.17)% $112,106
   2003        10.74       .49        .64   1.13     (.49)    (.04)  (.53)  11.34     10.78    118,307
   2002        10.66       .52        .08    .60     (.52)      --   (.52)  10.74      5.71    113,054
   2001        10.01       .53        .64   1.17     (.52)      --   (.52)  10.66     11.90    107,606
   2000        11.02       .52       (.96)  (.44)    (.53)    (.04)  (.57)  10.01     (4.05)   104,434
Class B (2/97)
   2004        11.36       .41       (.51)  (.10)    (.40)      --   (.40)  10.86      (.92)    17,738
   2003        10.76       .41        .64   1.05     (.41)    (.04)  (.45)  11.36      9.92     20,425
   2002        10.67       .44        .09    .53     (.44)      --   (.44)  10.76      4.91     17,341
   2001        10.02       .45        .65   1.10     (.45)      --   (.45)  10.67     11.17     15,392
   2000        11.03       .44       (.96)  (.52)    (.45)    (.04)  (.49)  10.02     (4.79)    12,470
Class C (1/94)
   2004        11.31       .43       (.51)  (.08)    (.42)      --   (.42)  10.81      (.71)    24,293
   2003        10.73       .43        .62   1.05     (.43)    (.04)  (.47)  11.31     10.00     28,367
   2002        10.64       .46        .09    .55     (.46)      --   (.46)  10.73      5.24     25,016
   2001         9.99       .47        .64   1.11     (.46)      --   (.46)  10.64     11.29     19,497
   2000        11.00       .46       (.96)  (.50)    (.47)    (.04)  (.51)   9.99     (4.61)    19,532
Class R (2/97)
   2004        11.31       .51       (.51)    --     (.50)      --   (.50)  10.81      (.01)     2,782
   2003        10.71       .51        .64   1.15     (.51)    (.04)  (.55)  11.31     10.99      3,054
   2002        10.63       .52        .10    .62     (.54)      --   (.54)  10.71      5.91      2,788
   2001         9.98       .55        .64   1.19     (.54)      --   (.54)  10.63     12.13      1,119
   2000        10.99       .53       (.96)  (.43)    (.54)    (.04)  (.58)   9.98     (3.89)       405
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
GEORGIA    -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (3/86)
   2004         .86%    4.41%      .86%    4.41%      .85%    4.41%        19%
   2003         .88     4.43       .88     4.43       .87     4.44         15
   2002         .91     4.77       .91     4.77       .89     4.79         41
   2001         .94     5.04       .94     5.04       .94     5.04         14
   2000        1.06     4.99      1.06     4.99      1.05     4.99         15
Class B (2/97)
   2004        1.61     3.66      1.61     3.66      1.60     3.66         19
   2003        1.63     3.68      1.63     3.68      1.62     3.70         15
   2002        1.66     4.02      1.66     4.02      1.64     4.03         41
   2001        1.70     4.28      1.70     4.28      1.69     4.28         14
   2000        1.83     4.23      1.82     4.24      1.82     4.24         15
Class C (1/94)
   2004        1.41     3.86      1.41     3.86      1.40     3.86         19
   2003        1.43     3.88      1.43     3.88      1.42     3.89         15
   2002        1.46     4.22      1.46     4.22      1.45     4.23         41
   2001        1.49     4.49      1.49     4.49      1.49     4.49         14
   2000        1.61     4.44      1.60     4.44      1.60     4.44         15
Class R (2/97)
   2004         .66     4.61       .66     4.61       .65     4.61         19
   2003         .68     4.63       .68     4.63       .67     4.65         15
   2002         .72     4.92       .72     4.92       .71     4.93         41
   2001         .76     5.22       .76     5.22       .75     5.22         14
   2000         .88     5.19       .88     5.19       .87     5.20         15
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
41

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                     -------


LOUISIANA


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                 Ending              Ending
                 Net   Invest-       ment         Invest-                    Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (9/89)
   2004       $11.76      $.51     $ (.66) $(.15)   $(.50)     $-- $(.50) $11.11     (1.25)% $81,164
   2003        11.15       .52        .62   1.14     (.53)      --  (.53)  11.76     10.45    94,545
   2002        11.06       .54        .09    .63     (.54)      --  (.54)  11.15      5.78    89,435
   2001        10.27       .55        .78   1.33     (.54)      --  (.54)  11.06     13.20    84,424
   2000        11.38       .55      (1.11)  (.56)    (.55)      --  (.55)  10.27     (4.82)   77,603
Class B (2/97)
   2004        11.75       .42       (.65)  (.23)    (.42)      --  (.42)  11.10     (2.06)   19,004
   2003        11.14       .43        .62   1.05     (.44)      --  (.44)  11.75      9.74    23,169
   2002        11.05       .46        .09    .55     (.46)      --  (.46)  11.14      5.00    22,011
   2001        10.27       .47        .78   1.25     (.47)      --  (.47)  11.05     12.29    20,753
   2000        11.37       .47      (1.10)  (.63)    (.47)      --  (.47)  10.27     (5.55)   17,194
Class C (2/94)
   2004        11.74       .44       (.66)  (.22)    (.44)      --  (.44)  11.08     (1.86)   14,287
   2003        11.13       .46        .62   1.08     (.47)      --  (.47)  11.74      9.89    18,868
   2002        11.04       .48        .09    .57     (.48)      --  (.48)  11.13      5.22    20,909
   2001        10.26       .49        .77   1.26     (.48)      --  (.48)  11.04     12.49    19,887
   2000        11.36       .49      (1.10)  (.61)    (.49)      --  (.49)  10.26     (5.36)   19,074
Class R (2/97)
   2004        11.82       .53       (.66)  (.13)    (.53)      --  (.53)  11.16     (1.12)      215
   2003        11.16       .54        .67   1.21     (.55)      --  (.55)  11.82     11.12       138
   2002        11.06       .57        .09    .66     (.56)      --  (.56)  11.16      6.09        65
   2001        10.27       .57        .79   1.36     (.57)      --  (.57)  11.06     13.42       656
   2000        11.38       .57      (1.11)  (.54)    (.57)      --  (.57)  10.27     (4.73)      953
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                                 Before Credit/         After          After Credit/
                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
LOUISIANA                      -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (9/89)
   2004         .87%    4.43%      .87%    4.43%      .86%    4.44%        12%
   2003         .87     4.54       .87     4.54       .86     4.55         11
   2002         .87     4.82       .87     4.82       .86     4.83         13
   2001         .88     5.07       .88     5.07       .87     5.08         18
   2000        1.00     5.13       .98     5.14       .97     5.15         29
Class B (2/97)
   2004        1.62     3.68      1.62     3.68      1.61     3.69         12
   2003        1.62     3.79      1.62     3.79      1.61     3.80         11
   2002        1.62     4.07      1.62     4.07      1.61     4.08         13
   2001        1.63     4.32      1.63     4.32      1.62     4.33         18
   2000        1.75     4.39      1.74     4.40      1.73     4.41         29
Class C (2/94)
   2004        1.42     3.88      1.42     3.88      1.41     3.89         12
   2003        1.42     3.99      1.42     3.99      1.41     4.00         11
   2002        1.42     4.27      1.42     4.27      1.41     4.28         13
   2001        1.43     4.52      1.43     4.52      1.42     4.53         18
   2000        1.55     4.59      1.54     4.60      1.53     4.61         29
Class R (2/97)
   2004         .67     4.63       .67     4.63       .66     4.63         12
   2003         .67     4.73       .67     4.73       .66     4.74         11
   2002         .68     5.07       .68     5.07       .67     5.08         13
   2001         .69     5.28       .69     5.28       .68     5.29         18
   2000         .75     5.31       .73     5.33       .72     5.34         29
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
42

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                     --------


NORTH CAROLINA


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                 Ending               Ending
                 Net   Invest-       ment         Invest-                    Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)      (000)
------------------------------------------------------------------------------------------------------
Class A (3/86)
   2004       $10.86      $.46      $(.49) $(.03)   $(.46)     $-- $(.46) $10.37      (.31)% $167,738
   2003        10.24       .46        .62   1.08     (.46)      --  (.46)  10.86     10.82    175,654
   2002        10.15       .48        .10    .58     (.49)      --  (.49)  10.24      5.81    162,422
   2001         9.49       .50        .66   1.16     (.50)      --  (.50)  10.15     12.41    160,578
   2000        10.38       .49       (.89)  (.40)    (.49)      --  (.49)   9.49     (3.81)   153,091
Class B (2/97)
   2004        10.88       .38       (.50)  (.12)    (.38)      --  (.38)  10.38     (1.13)    21,075
   2003        10.26       .38        .63   1.01     (.39)      --  (.39)  10.88      9.99     25,027
   2002        10.16       .41        .10    .51     (.41)      --  (.41)  10.26      5.11     21,404
   2001         9.51       .42        .66   1.08     (.43)      --  (.43)  10.16     11.46     16,626
   2000        10.39       .42       (.88)  (.46)    (.42)      --  (.42)   9.51     (4.44)    11,541
Class C (10/93)
   2004        10.85       .40       (.49)  (.09)    (.40)      --  (.40)  10.36      (.88)    25,576
   2003        10.23       .40        .62   1.02     (.40)      --  (.40)  10.85     10.21     26,876
   2002        10.14       .43        .09    .52     (.43)      --  (.43)  10.23      5.20     22,077
   2001         9.48       .44        .66   1.10     (.44)      --  (.44)  10.14     11.80     18,238
   2000        10.36       .44       (.88)  (.44)    (.44)      --  (.44)   9.48     (4.28)    16,023
Class R (2/97)
   2004        10.87       .48       (.50)  (.02)    (.47)      --  (.47)  10.38      (.14)     2,802
   2003        10.25       .48        .62   1.10     (.48)      --  (.48)  10.87     11.00      2,453
   2002        10.16       .50        .10    .60     (.51)      --  (.51)  10.25      5.99      1,691
   2001         9.50       .52        .66   1.18     (.52)      --  (.52)  10.16     12.60      1,658
   2000        10.38       .51       (.88)  (.37)    (.51)      --  (.51)   9.50     (3.53)     1,338
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
NORTH CAROLINA       -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (3/86)
   2004         .86%    4.30%      .86%    4.30%      .85%    4.31%        16%
   2003         .86     4.37       .86     4.37       .85     4.38         17
   2002         .90     4.71       .90     4.71       .90     4.71         15
   2001         .95     4.96       .95     4.96       .94     4.97         12
   2000        1.00     5.06      1.00     5.06       .99     5.07         23
Class B (2/97)
   2004        1.61     3.55      1.61     3.55      1.60     3.56         16
   2003        1.61     3.62      1.61     3.62      1.60     3.63         17
   2002        1.66     3.96      1.66     3.96      1.65     3.96         15
   2001        1.70     4.20      1.70     4.20      1.69     4.21         12
   2000        1.76     4.31      1.76     4.31      1.75     4.32         23
Class C (10/93)
   2004        1.41     3.75      1.41     3.75      1.40     3.76         16
   2003        1.41     3.82      1.41     3.82      1.40     3.83         17
   2002        1.46     4.16      1.46     4.16      1.45     4.16         15
   2001        1.50     4.41      1.50     4.41      1.49     4.42         12
   2000        1.55     4.51      1.55     4.51      1.54     4.52         23
Class R (2/97)
   2004         .66     4.50       .66     4.50       .65     4.51         16
   2003         .66     4.57       .66     4.57       .65     4.58         17
   2002         .70     4.90       .70     4.90       .70     4.91         15
   2001         .75     5.16       .75     5.16       .74     5.17         12
   2000         .81     5.26       .81     5.26       .80     5.27         23
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
43

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                      --------


TENNESSEE


                                      Net
                                Realized/
                               Unrealized
           Beginning       Net    Invest-             Net                   Ending               Ending
                 Net   Invest-       ment         Invest-                      Net                  Net
Year Ended     Asset      ment       Gain            ment  Capital           Asset     Total     Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)      (000)
--------------------------------------------------------------------------------------------------------
Class A (11/87)
   2004       $11.71      $.51      $(.55) $(.04)   $(.52)   $  --  $(.52) $11.15       (.33)% $270,281
   2003        11.06       .53        .67   1.20     (.54)    (.01)  (.55)  11.71      11.09    280,171
   2002        10.93       .55        .13    .68     (.55)      --   (.55)  11.06       6.35    267,498
   2001        10.34       .56        .58   1.14     (.55)      --   (.55)  10.93      11.18    250,583
   2000        11.30       .54       (.95)  (.41)    (.55)      --   (.55)  10.34      (3.65)   248,148
Class B (2/97)
   2004        11.72       .43       (.56)  (.13)    (.43)      --   (.43)  11.16      (1.06)    21,854
   2003        11.07       .45        .67   1.12     (.46)    (.01)  (.47)  11.72      10.27     22,843
   2002        10.94       .47        .13    .60     (.47)      --   (.47)  11.07       5.54     19,320
   2001        10.35       .48        .58   1.06     (.47)      --   (.47)  10.94      10.36     14,861
   2000        11.30       .46       (.94)  (.48)    (.47)      --   (.47)  10.35      (4.29)    12,527
Class C (10/93)
   2004        11.71       .45       (.55)  (.10)    (.46)      --   (.46)  11.15       (.86)    41,469
   2003        11.06       .47        .67   1.14     (.48)    (.01)  (.49)  11.71      10.47     42,825
   2002        10.94       .49        .12    .61     (.49)      --   (.49)  11.06       5.68     28,650
   2001        10.34       .50        .59   1.09     (.49)      --   (.49)  10.94      10.67     23,118
   2000        11.30       .48       (.95)  (.47)    (.49)      --   (.49)  10.34      (4.21)    23,327
Class R (2/97)
   2004        11.71       .53       (.55)  (.02)    (.54)      --   (.54)  11.15       (.12)     2,116
   2003        11.06       .55        .67   1.22     (.56)    (.01)  (.57)  11.71      11.27      1,221
   2002        10.93       .57        .13    .70     (.57)      --   (.57)  11.06       6.52        717
   2001        10.33       .58        .59   1.17     (.57)      --   (.57)  10.93      11.48        636
   2000        11.28       .56       (.94)  (.38)    (.57)      --   (.57)  10.33      (3.40)       547
--------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
TENNESSEE            -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (11/87)
   2004         .84%    4.48%      .84%    4.48%      .83%    4.49%        20%
   2003         .84     4.69       .84     4.69       .84     4.70         13
   2002         .85     4.99       .85     4.99       .84     5.00         20
   2001         .88     5.17       .88     5.17       .85     5.19         12
   2000         .99     5.08       .99     5.08       .98     5.10         15
Class B (2/97)
   2004        1.59     3.73      1.59     3.73      1.58     3.74         20
   2003        1.59     3.94      1.59     3.94      1.59     3.95         13
   2002        1.60     4.23      1.60     4.23      1.59     4.24         20
   2001        1.63     4.41      1.63     4.41      1.60     4.44         12
   2000        1.75     4.33      1.75     4.33      1.73     4.35         15
Class C (10/93)
   2004        1.39     3.93      1.39     3.93      1.38     3.93         20
   2003        1.39     4.13      1.39     4.13      1.39     4.14         13
   2002        1.40     4.43      1.40     4.43      1.39     4.44         20
   2001        1.43     4.61      1.43     4.61      1.40     4.64         12
   2000        1.54     4.53      1.54     4.53      1.52     4.55         15
Class R (2/97)
   2004         .64     4.68       .64     4.68       .63     4.68         20
   2003         .64     4.88       .64     4.88       .64     4.88         13
   2002         .65     5.18       .65     5.18       .64     5.20         20
   2001         .68     5.36       .68     5.36       .65     5.39         12
   2000         .81     5.29       .81     5.29       .79     5.31         15
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (constituting the Nuveen Multistate Trust III, hereafter referred to as the "Funds") at May 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended May 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
July 16, 2004


----
45

                                     Notes

----
46

                                     Notes

----
47

                                     Notes

----
48

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
49

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,                Position(s)     Year First                                                Fund Complex
Birthdate            Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed(3) During Past 5 Years                              Officer
------------------------------------------------------------------------------------------------------------
Officers of the Funds:


------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56               Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                General Counsel of Nuveen Investments, LLC;
                                                 Managing Director (since 2002), General
                                                 Counsel and Assistant Secretary, formerly,
                                                 Vice President of Nuveen Advisory Corp. and
                                                 Nuveen Institutional Advisory Corp.;
                                                 Managing Director (since 2002), Assistant
                                                 Secretary and Associate General Counsel,
                                                 formerly, Vice President (since 2000), of
                                                 Nuveen Asset Management, Inc. Assistant
                                                 Secretary of Nuveen Investments, Inc. (since
                                                 1994); Assistant Secretary of NWQ Investment
                                                 Management Company, LLC (since 2002); Vice
                                                 President and Assistant Secretary of Nuveen
                                                 Investments Advisers Inc. (since 2002);
                                                 Managing Director, Associate General Counsel
                                                 and Assistant Secretary of Rittenhouse Asset
                                                 Management, Inc. (since 2003); Chartered
                                                 Financial Analyst.


------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66               and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive  Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                LLC.


------------------------------------------------------------------------------------------------------------
Paul L. Brennan      Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                         Assistant Vice President (since 1997), of
333 W. Wacker Drive                              Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                portfolio manager of Flagship Financial
                                                 Inc.; Chartered Financial Analyst and
                                                 Certified Public Accountant.


------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo    Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67             and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                              President (since 1997); Vice President and
Chicago, IL 60606                                Treasurer of Nuveen Investments, Inc. (since
                                                 1999); Vice President and Treasurer of
                                                 Nuveen Advisory Corp. and Nuveen
                                                 Institutional Advisory Corp (since 1999);
                                                 Vice President and Treasurer of Nuveen Asset
                                                 Management, Inc. (since 2002) and of Nuveen
                                                 Investments Advisers Inc. (since 2002);
                                                 Assistant Treasurer of NWQ Investment
                                                 Management Company, LLC (since 2002); Vice
                                                 President and Treasurer of Nuveen
                                                 Rittenhouse Asset Management, Inc. (since
                                                 2003); Chartered Financial Analyst.


------------------------------------------------------------------------------------------------------------
Jessica R. Droeger   Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64              and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                              Assistant Vice President (since 1998) of
Chicago, IL 60606                                Nuveen Investments, LLC; Vice President
                                                 (since 2002) and Assistant Secretary (since
                                                 1998), formerly Assistant Vice President of
                                                 Nuveen Advisory Corp. and Nuveen
                                                 Institutional Advisory Corp.


------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson    Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                         Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                              Managing Director (since 2004) formerly,
Chicago, IL 60606                                Vice President (since 1998) of Nuveen
                                                 Advisory Corp. and Nuveen Institutional
                                                 Advisory Corp.

----
50

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51               and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                                 Assistant Secretary of Nuveen Advisory Corp.
                                                  and Nuveen Institutional Advisory Corp.;
                                                  Assistant Secretary of Nuveen Investments,
                                                  Inc. and (since 1997) Nuveen Asset
                                                  Management, Inc.; Vice President (since
                                                  2000), Assistant Secretary and Assistant
                                                  General Counsel (since 1998) of Rittenhouse
                                                  Asset Management, Inc.; Vice President and
                                                  Assistant Secretary of Nuveen Investments
                                                  Advisers Inc. (since 2002); Assistant
                                                  Secretary of NWQ Investment Management
                                                  Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------
John V. Miller        Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                           Assistant Vice President (since 1999), prior
333 W. Wacker Drive                               thereto, credit analyst (since 1996) of
Chicago, IL 60606                                 Nuveen Advisory Corp.; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV   Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               1997), formerly Vice President (since 1996)
Chicago, IL 60606                                 of Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.; Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 1999). Chartered Financial Analyst.

----
51

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
52

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
53

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise:
                                  Nuveen, focused on fixed-income investments;
                                  NWQ, specializing in value-style equities;
                                  Rittenhouse, dedicated to conservative
                                  growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MS5-0504D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert for the majority of the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

FISCAL YEAR ENDED                         AUDIT FEES BILLED      AUDIT-RELATED FEES          TAX FEES            ALL OTHER FEES
MAY 31, 2004                                   TO FUNDS           BILLED TO FUNDS        BILLED TO FUNDS        BILLED TO FUNDS
-------------------------------------------------------------------------------------------------------------------------------
Name of Series

Georgia                                      $    9,926               $     0               $     202               $     0
Louisiana                                         8,739                     0                     153                     0
North Carolina                                   11,385                     0                     273                     0
Tennessee                                        14,506                     0                     427                     0
                                             ----------               -------               ---------               -------
  Total                                      $   44,556               $     0               $   1,055               $     0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                                             PERCENTAGE APPROVED PURSUANT TO PRE-APPROVAL EXCEPTION
                                          -------------------------------------------------------------------------------------
                                          AUDIT FEES BILLED      AUDIT-RELATED FEES          TAX FEES            ALL OTHER FEES
                                               TO FUNDS           BILLED TO FUNDS        BILLED TO FUNDS        BILLED TO FUNDS
-------------------------------------------------------------------------------------------------------------------------------
Name of Series

Georgia                                               0%                    0%                      0%                    0%
Louisiana                                             0                     0                       0                     0
North Carolina                                        0                     0                       0                     0
Tennessee                                             0                     0                       0                     0

FISCAL YEAR ENDED                         AUDIT FEES BILLED      AUDIT-RELATED FEES          TAX FEES            ALL OTHER FEES
MAY 31, 2003                                   TO FUNDS           BILLED TO FUNDS        BILLED TO FUNDS        BILLED TO FUNDS
-------------------------------------------------------------------------------------------------------------------------------
Name of Series

Georgia                                      $    9,545               $     0               $     658               $     0
Louisiana                                         8,743                     0                     658                     0
North Carolina                                   11,061                     0                     658                     0
Tennessee                                        13,804                     0                     658                     0
                                             ----------               -------               ---------               -------
  Total                                      $   43,153               $     0               $   2,632               $     0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                                          PERCENTAGE APPROVED PURSUANT TO PRE-APPROVAL EXCEPTION
                                          -------------------------------------------------------------------------------------
                                          AUDIT FEES BILLED      AUDIT-RELATED FEES          TAX FEES            ALL OTHER FEES
                                               TO FUNDS           BILLED TO FUNDS        BILLED TO FUNDS        BILLED TO FUNDS
-------------------------------------------------------------------------------------------------------------------------------
Name of Series

Georgia                                            N/A                    N/A                     N/A                   N/A
Louisiana                                          N/A                    N/A                     N/A                   N/A
North Carolina                                     N/A                    N/A                     N/A                   N/A
Tennessee                                          N/A                    N/A                     N/A                   N/A

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                                                     AUDIT-RELATED FEES          TAX FEES BILLED TO           ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND             BILLED TO ADVISER
FISCAL YEAR ENDED                                     AFFILIATED FUND              AFFILIATED FUND          AND AFFILIATED FUND
MAY 31, 2004                                         SERVICE PROVIDERS            SERVICE PROVIDERS          SERVICE PROVIDERS
-------------------------------------------------------------------------------------------------------------------------------
                                                          $    0                       $    0                      $    0

                                                             PERCENTAGE APPROVED PURSUANT TO PRE-APPROVAL EXCEPTION
                                                   ----------------------------------------------------------------------------
                                                     AUDIT-RELATED FEES          TAX FEES BILLED TO           ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND             BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND          AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS          SERVICE PROVIDERS
-------------------------------------------------------------------------------------------------------------------------------
                                                               0%                           0%                          0%

                                                    AUDIT-RELATED FEES           TAX FEES BILLED TO           ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND             BILLED TO ADVISER
FISCAL YEAR ENDED                                     AFFILIATED FUND              AFFILIATED FUND          AND AFFILIATED FUND
MAY 31, 2003                                         SERVICE PROVIDERS            SERVICE PROVIDERS          SERVICE PROVIDERS
-------------------------------------------------------------------------------------------------------------------------------
                                                          $    0                       $    0                      $    0

                                                              PERCENTAGE APPROVED PURSUANT TO PRE-APPROVAL EXCEPTION
                                                   ----------------------------------------------------------------------------
                                                     AUDIT-RELATED FEES          TAX FEES BILLED TO           ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND             BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND          AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS          SERVICE PROVIDERS
-------------------------------------------------------------------------------------------------------------------------------
                                                               0%                           0%                          0%

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                                  TOTAL NON-AUDIT FEES
                                                                  BILLED TO ADVISER AND
                                                                 AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                 PROVIDERS (ENGAGEMENTS      BILLED TO ADVISER AND
                                                                 RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
FISCAL YEAR ENDED                       TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL     PROVIDERS (ALL OTHER
MAY 31, 2004                               BILLED TO TRUST       REPORTING OF THE TRUST)         ENGAGEMENTS)           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Name of Series

Georgia                                      $     202                   $     0                    $     0           $    202
Louisiana                                          153                         0                          0                153
North Carolina                                     273                         0                          0                273
Tennessee                                          427                         0                          0                427
                                             ---------                   -------                    -------           --------
  Total                                      $   1,055                   $     0                    $     0           $  1,055

                                                                  TOTAL NON-AUDIT FEES
                                                                  BILLED TO ADVISER AND
                                                                 AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                 PROVIDERS (ENGAGEMENTS      BILLED TO ADVISER AND
                                                                 RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
FISCAL YEAR ENDED                       TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL     PROVIDERS (ALL OTHER
MAY 31, 2003                               BILLED TO TRUST       REPORTING OF THE TRUST)         ENGAGEMENTS)           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Name of Series

Georgia                                      $     658                   $     0                    $     0           $    658
Louisiana                                          658                         0                          0                658
North Carolina                                     658                         0                          0                658
Tennessee                                          658                         0                          0                658
                                             ---------                   -------                    -------           --------
  Total                                      $   2,632                   $     0                    $     0           $  2,632

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date August 6, 2004
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date August 6, 2004
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date August 6, 2004
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.